OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Ave South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Ave South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds

ANNUAL REPORT
October 31, 2011

Table of Contents

THE ALGER FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	14

Portfolio Summary (Unaudited)	26

Schedules of Investments	27

Statements of Assets and Liabilities	74

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	107

Report of Independent Registered Public Accounting Firm	135

Additional Information (Unaudited)	137

Go Paperless With Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Dear Shareholders,	December 1, 2011

A Challenging Year

Market volatility surged during the 12-month period ended October 31, 2011, as fears grew over the euro-zone sovereign debt crisis and U.S. deficit spending. As the year progressed, political paralysis on both sides of the Atlantic fueled pessimism over elected officials’ ability to resolve both of those issues. Investors also grew increasingly cautious as the global economic recovery appeared to lose steam. For the 12-month period, the S&P 500 Index generated an 8.09% return.

For Alger, challenging times are nothing new. Over the course of our more than 45-year history, we have honed our investment strategy during both up and down markets. In doing so, we have experienced Black Monday of 1987, the Asian Crisis of 1997, the dot com bubble burst of 2000, the terrorist attacks of 2001, and the subprime mortgage crisis of 2007 to 2010. Based on our review of past crises and our view of U.S. economic fundamentals, we maintain that equity markets—while still facing various challenges—have strong potential to rally once the euro-zone crisis is resolved. We also believe that investor pessimism—as measured by an equity risk premium that has reached a 55-year high and by high free-cash-flow yields—may be excessive, especially when viewed from a historical perspective.

Government Policies Drive Market Volatility

In some ways, markets performed in a predictable fashion during the reporting period. Markets advanced when investors perceived that progress was being made on the U.S. debt ceiling debate and on the euro-zone crisis. Conversely, markets declined when it appeared that those issues were worsening. For example, during the early portion of the third quarter of 2011, concerns grew that feuding parties in Congress would fail to raise the country’s $14.3 trillion debt ceiling, which could have prompted an unpopular government shutdown and a default on U.S. debt. The nations’ leaders finally agreed shortly before an August 2 deadline to raise the debt ceiling and to cut at least $2.1 trillion from the nation’s spending. In the process, however, many investors lost confidence in Washington’s ability to tackle tough problems, including structural budget issues that have contributed to deficit spending. Investors weren’t the only ones to express disappointment. Standard & Poor’s, which had been threatening for months to downgrade its U.S. debt rating, pulled the trigger shortly after the debt ceiling agreement was announced, signaling a lack of confidence in the nation’s ability to enact meaningful budget reform.

Broadly speaking, U.S. economic headline numbers also disappointed. The U.S. Department of Commerce lowered its early second quarter GDP growth estimate of 1.3% to 1% and the International Monetary Fund lowered its 2012 U.S. GDP forecast from 2.7% to 2%. Unemployment in July and August, meanwhile, lingered at a discouragingly high rate of 9.1%. The economic slowdown didn’t go unnoticed: the Conference Board’s Consumer Confidence Index for August tumbled from 59.2 to 44.5, its lowest level in more than two years.

In Europe, the sovereign debt problem lingered and at times appeared to worsen, with riots in Greece sparked by new austerity measures being implemented to fulfill requirements of debt relief programs. Debate over the nature, size, and conditions of relief programs continued among leaders of European nations and organizations such as the IMF, the European Financial Stability Facility and the European Central Bank (ECB), sparking fear among investors that the crisis may grind on and send Europe and possibly other regions into an economic slowdown. Concerns grew that troubled European countries would face a funding emergency as high interest rates made issuing debt difficult.

Euro-Zone Crisis in Perspective

Estimates of the range of potential euro-zone write-downs vary considerably, but losses could be as high as 600 billion euros, according to J.P. Morgan. That amount is comparable to losses from the 1997 Asian crisis on an inflation-adjusted basis, but it is dwarfed by the $2.7 trillion in losses resulting from the U.S. subprime mortgage crisis of 2007-2010. That crisis drove U.S. equity markets down more than 40%, until markets eventually rallied. We note that in the Asian Crisis, U.S. equity markets declined approximately 20% and then rallied 33% in the three months after the issue was resolved.  We believe that once the fear of the euro crisis is alleviated, a market rally is likely. While it’s hard to say how and when the euro-zone issue will be resolved, elected officials and organizations such as the ECB and the IMF are under increasing pressure to take action. In the meantime, investors’ high level of fear is currently illustrated by an equity risk premium of 6.27%, according to J.P. Morgan. The 6.27% premium, in addition to exceeding the premium during the subprime mortgage crisis, is at a 55-year high, even though the potential scope of the euro-zone crisis is considerably smaller than the subprime debacle.

Reasons for Optimism with U.S. Economy

One reason that we believe a rally is possible once the euro-zone crisis is resolved is that in many ways, the U.S. economy, despite many gloomy headline developments, is stronger than during the subprime mortgage crisis. We believe that the U.S. economy has considerable potential for expanding. In the aftermath of the mortgage crisis, U.S. corporations have consistently expanded their earnings and exhibited strong discipline with spending, which has allowed them to reduce leverage and to accumulate record levels of cash. As of the second quarter, U.S. corporations held $2 trillion in cash, which is an all-time high. Corporate earnings have also been strong, with year-over year quarterly increases having occurred for every quarter since the third quarter of 2009. With strong balance sheets, many U.S. corporations are well prepared to weather moderating GDP growth and to continue to seek attractive opportunities in emerging markets and from large scale trends, such as the increasing use of Internet-connected devices. Deep corporate coffers, furthermore, are allowing businesses to buy back stock, implement or increase dividends, and engage in mergers and acquisitions, all of which support equity valuations and serve as economic stimuli.

Unemployment, of course, continues to be a hurdle for the U.S. economic recovery. It is important to realize, however, that the private sector is creating jobs, granted at a discouragingly slow pace, while public employers downsize their workforces. At the same time, however, we believe that GDP growth may eventually surprise on the upside as real estate markets and industrial activity improve. So far, the languishing housing market has been a considerable drag on GDP, with well-above average inventories of homes in many markets. With large volumes of foreclosure sales, real estate values are depressed and tight lending requirements are making it difficult for many Americans to qualify for mortgages. Yet, our proprietary research also shows some glimmer of improvement, with some markets experiencing increases in prices and transaction volumes. This is particularly true with high-end real estate, but other select high-quality markets are also seeing improvements. U.S. industry, particularly automobile manufacturing, may also support GDP growth. Auto manufacturing increased 5.2% in July after having declined for three straight months following supply chain disruptions associated with the Japan disasters. Supply chain improvements since then have clearly facilitated an increase in manufacturing levels, but other factors may be involved. Indeed, demand for new cars in the U.S. has been growing among frugal consumers who have refrained from buying big ticket items. According to estimates from Edmunds.com, Americans are expected to buy only 12.6 million vehicles in 2011, down from 12.9 as estimated previously by the firm. That is a considerable decline from the 16 million to 17 million cars typically sold each year. In delaying new car purchases, consumers have allowed their autos to age considerably, with the average car in the U.S. being 11 years old, according to R. L. Polk & Co., which tracks automobile data. That is a considerable increase from 1995, when the average car was only 8.4 years old. American consumers, of course, will eventually need to replace their aging automobiles. When they do, they will provide a strong growth opportunity for the automobile industry and a boost to U.S. GDP.

Going Forward

Slowing economic growth, the euro-zone crisis, and the debt ceiling debate have clearly damaged investor sentiment. With that in mind, forecasting the timing and the scope of a possible equity rally is fraught with potential pitfalls, including uncertainty over how the U.S. will address deficit spending and the timeframe for a resolution of the euro-zone issue. We note, however, that equity valuations point to stocks being highly attractive. As of October 31, the S&P 500 price-to-earnings ratio was only 14.26 based on 2011 earnings of 87.92 per share, according to Standard & Poor’s. In comparison, the 50-year historical average P/E for the S&P 500 at the end of the third quarter was 19.11, according to Standard & Poor’s.

We remind readers that our bottom up stock selection is not based on making broad market judgments. Rather, we conduct careful analysis of companies and industry sectors. We believe our focus on companies that are best suited to respond to constant changes occurring among consumers and industries can provide our clients with attractive investment performance. We remain committed to our highly-disciplined, research-driven investment strategy that we believe helps us find the most compelling opportunities for our clients.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 8.61% for the 12-month period ended October 31, 2011, compared to the Russell 3000 Growth Index return of 9.92%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance. Financials and Consumer Staples detracted from results.

Among the most important relative contributors were Cisco Systems, Inc.; BlackRock, Inc.; Goodrich Corp.; National Oilwell Varco, Inc.; and SINA Corp. Shares of Goodrich, meanwhile, performed strongly after the company agreed late in the year to be acquired by United Technologies Corp. at a substantial premium. Goodrich is a leading aerospace systems and parts manufacturer that sells equipment to aircraft producers and replacement parts to air carriers.

Conversely, detracting from overall results on a relative basis were Newfield Exploration Co.; International Business Machines Corp.; Arch Coal, Inc.; Human Genome Sciences, Inc.; and United Continental Holdings Inc. Share performance of coal producer Arch Coal suffered after the company reported that adverse weather dampened production volumes and increased operating costs due to flooding. Additionally, as the third quarter progressed, commodities oriented companies suffered because of investor concern that a slowing global economy could result in lower commodity prices and adverse operating leverage.

Alger Large Cap Growth Fund

The Alger Large Cap Growth Fund returned 6.25% for the 12-month period ended October 31, 2011, compared to the Russell 1000 Growth Index return of 9.92%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance. Consumer Discretionary and Industrials detracted from results.

Among the most important relative contributors were Chevron Corp.; Cisco Systems, Inc.; Baidu, Inc.; Bristol-Myers Squibb Co.; and Aetna, Inc. Bristol-Myers Squibb, which is a global pharmaceutical company with a focus on cardiovascular disease, virology, and oncology, exceeded its second-quarter estimates across its product offerings, and it raised its annual guidance. Additionally, the company benefited from positive data for Aristotle, a phase III trial comparing its stroke prevention medication to alternatives.

Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp.; General Motors Co.; Corning, Inc.; Citigroup, Inc.; and Caterpillar, Inc. During the third quarter, heavy construction and mining equipment manufacturer Caterpillar disclosed having poor margins, which were a result of its product mix, supply issues in Japan, and upfront costs associated with the acquisition of mining equipment manufacturer Bucyrus International Inc.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 1.88% for the 12-month period ended October 31, 2011, compared to the Russell Midcap Growth Index, which had a return of 10.08%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Information Technology and Telecommunication Services sectors was the most important contributor to performance. Consumer Discretionary and Health Care detracted from results.

Among the most important relative contributors were Petrohawk Energy Corp.; Cliffs Natural Resources, Inc.; NetLogic Microsystems, Inc.; Goodrich Corp.; and Plains Exploration & Production Co. Shares of Goodrich, meanwhile, performed strongly after the company agreed late in the year to be acquired by United Technologies Corp. at a substantial premium. Goodrich is a leading aerospace systems and parts manufacturer that sells equipment to aircraft producers and replacement parts to air carriers.

Conversely, detracting from overall results on a relative basis were Metabolix, Inc.; Newfield Exploration Co.; Ctrip.com International Ltd.; OpenTable, Inc.; and Spirit AeroSystems Holdings, Inc. Class A. OpenTable provides an online restaurant reservation network. During the third quarter, the company announced disappointing quarterly revenues, which were a result of a weaker than anticipated contribution from its discount dining service called Spotlight. Additionally, Google Inc.’s acquisition of Zagat Survey raised investor concerns regarding potential competition.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 5.11% for the 12-month period ended October 31, 2011, compared to the Russell 2500 Growth Index return of 11.91%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology and Utilities sectors was the most important contributor to performance. Energy and Industrials detracted from results.

Among the most important relative contributors were Finisar Corp.; NetLogic Microsystems, Inc.; Clean Harbors, Inc.; IAC/InterActiveCorp.; and JDS Uniphase Corp. Finisar, which manufactures optical components for enterprise networks, performed well, in part because many investors believed that an inventory correction had bottomed during the third quarter, which improved enthusiasm for the company.

Conversely, detracting from overall results on a relative basis were Arch Coal, Inc.; Fortress Investment Group LLC, Cl. A; Spirit AeroSystems Holdings, Inc. Class A; Greenhill & Co.; and Patriot Coal Corp. Share performance of coal producer Arch Coal suffered after the company reported that adverse weather dampened production volumes and increased operating costs due to flooding. Additionally, as the third quarter progressed, commodities oriented companies suffered because of investor concern that a slowing global economy could result in lower commodity prices and adverse operating leverage.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 6.27% for the 12-month period ended October 31, 2011, compared to the Russell 2000 Growth Index, which returned 9.84%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Consumer Discretionary and the largest sector underweight for the period was in Health Care. Relative outperformance in the Information Technology and Utilities sectors was the most important contributor to performance. Industrials and Financials detracted from results.

Among the most important relative contributors were MAKO Surgical Corp.; Ulta Salon Cosmetics & Fragrance, Inc.; Finisar Corp.; BroadSoft, Inc.; and Tupperware Brands Corp. MAKO Surgical is a medical device company that offers robotic technology for minimally invasive orthopedic knee procedures and it is developing hip procedures. Its stock performed well, especially during the third quarter after the company provided a solid second-quarter earnings report and affirmed its timing for the launch of its hip product in the U.S.

Conversely, detracting from overall results on a relative basis were Kindred Healthcare Inc.; Quicksilver Resources, Inc.; Greenhill & Co.; Kraton Performance Polymers, Inc.; and Healthsouth Corp. Chemical company Kraton Performance Polymers produces styrenic block copolymers for a wide range of applications, including personal care products such as rubber gloves and toothbrush grips. Its products are also used in roofing materials, adhesives, and footwear. Kraton stock performance suffered due to both ongoing economic concerns and third-quarter volume guidance that was weaker than expected as the company noted some destocking by customers.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 5.77% for the 12-month period ended October 31, 2011, compared to the Russell 2500 Growth Index return of 11.91%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Health Care. Relative outperformance in the Information Technology and Utilities sectors was the most important contributor to performance. Consumer Discretionary and Energy detracted from results.

Among the most important relative contributors were MAKO Surgical Corp.; NetLogic Microsystems, Inc.; SPS Commerce, Inc.; Shutterfly, Inc.; and BroadSoft, Inc. MAKO Surgical is a medical device company that offers robotic technology for minimally invasive orthopedic knee procedures and it is developing hip procedures. Its stock performed well, especially during the third quarter after the company provided a solid second-quarter earnings report and affirmed its timing for the launch of its hip product in the U.S.

Conversely, detracting from overall results on a relative basis were Arch Coal, Inc.; Inphi Corp.; Patriot Coal Corp.; Kraton Performance Polymers, Inc.; and Fortress Investment Group LLC, Class A. Share performance of coal producer Arch Coal suffered after the company reported that adverse weather dampened production volumes and increased operating costs due to flooding. Additionally, as the third quarter progressed, commodities oriented companies suffered from investor concern that a slowing global economy could result in lower commodity prices and adverse operating leverage.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 11.02% for the 12-month period ended October 31, 2011, compared to the S&P 500 Index return of 8.09%.

During the period, the largest sector weightings in the Fund were in the Pharmaceuticals and Health Care sectors. The largest sector overweight for the period was in Pharmaceuticals and the largest sector underweight for the period was in Industrials. Relative outperformance in the Pharmaceuticals and Health Care Equipment & Supplies sectors was the most important contributor to performance. Biotechnology and Industrials detracted from results.

Among the most important relative contributors were Optimer Pharmaceuticals, Inc.; MAKO Surgical Corp.; Alexion Pharmaceuticals, Inc.; Shire PLC; and Intuitive Surgical, Inc. MAKO Surgical is a medical device company that offers robotic technology for minimally invasive orthopedic knee procedures and it is developing hip procedures. Its stock performed well, especially during the third quarter after the company provided a solid second-quarter earnings report and affirmed its timing for the launch of its hip product in the U.S.

Conversely, detracting from overall results on a relative basis were Human Genome Sciences, Inc.; Auxilium Pharmaceuticals, Inc.; Hospira, Inc.; InterMune Inc.; and Tenet Healthcare Corporation. Performance of shares of Human Genome Sciences and other biotech companies weakened during the year as investors became averse to risks associated with companies that had plans to launch biotech drugs. Human Genome is currently marketing Benlysta, which is used in the treatment of lupus.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 4.80% for the 12-month period ended October 31, 2011, compared to the Russell 1000 Growth Index return of 9.92%. Prior to April 1, 2011, the Fund followed a different investment objective and different investment strategies under the name “Alger Balanced Fund.”

The Alger Growth & Income Fund invests primarily in equity securities such as common or preferred stocks which Fred Alger Management, Inc. believes offer opportunities for capital appreciation and which also pay dividends. The Fund intends to invest at least 65% of its total assets in dividend paying equity securities. The portfolio may invest up to 35% of its total assets in equity securities that do not pay dividends or in money market instruments and repurchase agreements.

During the period, the largest sector weightings in the Alger Growth & Income Fund were in the Information Technology and Energy sectors. The largest sector overweight for the period was in Consumer Staples and the largest sector underweight for the period was in Health Care. Relative outperformance in the Financials and Energy sectors was the most important contributor to performance. Materials and Industrials detracted from results.

Among the most important relative contributors were Bristol-Myers Squibb Co.; Wells Fargo & Co.; McDonald’s Corp.; Southern Co.; and Consolidated Edison, Inc. Bristol-Myers Squibb is a global pharmaceutical company with a focus on cardiovascular disease, virology, and oncology. It exceeded its second-quarter estimates across its product offerings, and it raised its annual guidance. Additionally, the company benefited from positive data for Aristotle, a phase III trial comparing its stroke prevention medication to alternatives.

Conversely, detracting from overall results on a relative basis were Arch Coal, Inc.; Corning, Inc.; Masco Corp.; Southern Copper Corp.; and Lazard Ltd., Class A. Share performance of coal producer Arch Coal suffered after the company reported that adverse weather dampened production volumes and increased operating costs due to flooding. Additionally, as the third quarter progressed, commodities oriented companies suffered because of investor concern that a slowing global economy could result in lower commodity prices and adverse operating leverage.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of October 31, 2011. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Alger Capital Appreciation, Alger SMid Cap, and Alger Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.  Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  Standard & Poor’s is a credit rating agency and provider of financial data.

•                  Edmunds.com provides research and publications covering the automobile industry.

•                  Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  Russell 2500 Growth Index measures the performance of the small to midcap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•                  Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

FUND PERFORMANCE AS OF 9/30/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Capital Appreciation Class A	(3.96)%	3.32%	4.56%
Alger Capital Appreciation Class B	(4.48)%	3.21%	4.48%
Alger Capital Appreciation Class C	(0.48)%	3.63%	4.32%
Alger Capital Appreciation Class Z *	1.63%	4.48%	5.15%

Alger Large Cap Growth Class A	(5.91)%	(1.21)%	1.04%
Alger Large Cap Growth Class B	(6.18)%	(1.18)%	1.00%
Alger Large Cap Growth Class C	(2.34)%	(0.82)%	0.86%
Alger Large Cap Growth Class Z *	(0.48)%	(0.09)%	1.61%

Alger Mid Cap Growth Class A	(12.46)%	(3.30)%	2.02%
Alger Mid Cap Growth Class B	(12.86)%	(3.31)%	1.94%
Alger Mid Cap Growth Class C	(9.22)%	(3.05)%	1.78%

Alger Small Cap Growth Class A	(9.78)%	(0.06)%	5.58%
Alger Small Cap Growth Class B	(10.27)%	(0.10)%	5.52%
Alger Small Cap Growth Class C	(6.49)%	0.26%	5.37%
Alger Small Cap Growth Class Z *	(4.47)%	1.10%	6.19%

Alger Growth & Income Class A	(7.36)%	0.14%	2.05%
Alger Growth & Income Class B	(7.88)%	0.02%	1.98%
Alger Growth & Income Class C	(3.92)%	0.47%	1.84%

*	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 9/30/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger SMid Cap Growth Class A (Inception 5/8/02)	(10.30)%	0.73%	4.68%
Alger SMid Cap Growth Class B (Inception 5/8/02)	(10.71)%	0.63%	4.60%
Alger SMid Cap Growth Class C (Inception 5/8/02)	(6.94)%	1.05%	4.50%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	(5.15)%	1.99%	5.37%
Alger SMid Cap Growth Class Z (Inception 12/29/10)†	(5.04)%	1.89%	5.31%

Alger Growth Opportunities Class A (Inception 3/3/08)	(9.85)%	n/a	(3.09)%
Alger Growth Opportunities Class C (Inception 3/3/08)	(6.51)%	n/a	(2.39)%
Alger Growth Opportunities Class I (Inception 3/3/08)	(4.62)%	n/a	(1.42)%
Alger Growth Opportunities Class Z (Inception 12/29/10)‡	(4.53)%	n/a	(1.40)%

Alger Health Sciences Class A (Inception 5/1/02)	1.44%	2.90%	8.49%
Alger Health Sciences Class B (Inception 5/1/02)	1.21%	2.84%	8.40%
Alger Health Sciences Class C (Inception 5/1/02)	5.27%	3.23%	8.30%

*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
†	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class I shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 3000 Growth Index and the Russell 1000 Growth Index (unmanaged indices of common stocks) for the ten years ended October 31, 2011. Figures for the Alger Capital Appreciation Fund Class A shares, Russell 3000 Growth Index and Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	2.88%	4.66%	5.39%	6.78%
Class B (Inception 11/1/93)†	2.64%	4.57%	5.29%	6.74%
Class C (Inception 7/31/97)†,‡	6.71%	4.99%	5.15%	6.49%
Class Z (Inception 12/29/10)§	8.90%	5.85%	5.98%	7.19%
Russell 3000 Growth Index	9.92%	3.01%	3.74%	4.45%
Russell 1000 Growth Index	9.92%	3.04%	3.56%	4.53%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER LARGE CAP GROWTH FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. Figures for the Alger Large Cap Growth Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	0.70%	0.36%	1.82%	4.68%
Class B (Inception 11/11/86)†	0.66%	0.42%	1.80%	4.62%
Class C (Inception 7/31/97)†,‡	4.47%	0.75%	1.63%	4.40%
Class Z (Inception 12/29/10)§	6.52%	1.51%	2.39%	5.08%
Russell 1000 Growth Index	9.92%	3.04%	3.56%	4.53%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(3.41)%	(1.54)%	2.92%	6.67%
Class B (Inception 5/24/93)†	(3.70)%	(1.54)%	2.82%	6.61%
Class C (Inception 7/31/97)†,‡	0.12%	(1.30)%	2.66%	6.21%
Russell Midcap Growth Index	10.08%	3.46%	6.98%	6.74%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from May 8, 2002, the inception date of the Alger SMid Cap Growth Fund, through October 31, 2011. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)*	(0.39)%	2.01%	n/a	6.11%
Class B (Inception 5/8/02)†	(0.63)%	1.93%	n/a	6.03%
Class C (Inception 5/8/02)†	3.36%	2.33%	n/a	5.93%
Class I (Inception 8/5/07)‡	5.35%	3.29%	n/a	6.80%
Class Z (Inception 12/29/10)§	5.52%	3.19%	n/a	6.75%
Russell 2500 Growth Index	11.91%	3.88%	n/a	6.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	0.71%	1.34%	6.65%	2.09%
Class B (Inception 11/11/86)†	0.38%	1.30%	6.60%	2.06%
Class C (Inception 7/31/97)†,‡	4.38%	1.64%	6.44%	1.84%
Class Z (Inception 12/29/10)§	6.57%	2.50%	7.27%	2.48%
Russell 2000 Growth Index	9.84%	2.68%	6.04%	4.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through October 31, 2011. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)*	0.19%	n/a	n/a	0.69%
Class C (Inception 3/3/08)†	3.99%	n/a	n/a	1.39%
Class I (Inception 3/3/08)	5.93%	n/a	n/a	2.38%
Class Z (Inception 12/29/10)‡	6.09%	n/a	n/a	2.42%
Russell 2500 Growth Index	11.91%	n/a	n/a	4.81%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class I shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Fund Class A shares, with a maximum sales chare of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) from May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2011. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)*	5.17%	2.76%	n/a	9.04%
Class B (Inception 5/1/02)†	5.05%	2.68%	n/a	8.94%
Class C (Inception 5/1/02)†	9.17%	3.07%	n/a	8.83%
S&P 500 Index	8.09%	0.25%	n/a	3.54%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

ALGER GROWTH & INCOME FUND#

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Fund Class A shares, with a maximum sales chare of 5.25%, the S&P 500 Index (an unmanaged index of common stocks), the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Government/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended October 31, 2011. Figures for the Alger Growth & Income Fund Class A shares, the S&P 500 Index, the Russell 1000 Growth Index and the Barclays Capital U.S. Government/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(0.68)%	1.55%	2.77%	6.00%
Class B (Inception 6/1/92)†	(1.08)%	1.45%	2.69%	5.96%
Class C (Inception 7/31/97)†,‡	3.05%	1.89%	2.55%	5.72%
S&P 500 Index	8.09%	0.25%	3.69%	5.46%
Barclays Capital U.S. Gov’t/Credit Bond Index	5.26%	6.41%	5.49%	6.36%
Russell 1000 Growth Index	9.92%	3.04%	3.56%	4.53%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

#

Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.”  The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies.

PORTFOLIO SUMMARY†

October 31, 2011 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	14.5%	9.8%	18.4%	14.5%	16.2%
Consumer Staples	9.0	9.9	2.3	3.5	2.8
Energy	10.1	10.2	10.3	6.7	7.8
Financials	2.9	4.6	5.4	5.8	5.6
Health Care	13.0	7.8	14.4	14.2	17.7
Industrials	12.4	12.1	14.6	19.6	17.1
Information Technology	28.2	30.3	22.2	24.1	24.3
Materials	4.7	5.2	7.3	5.9	4.7
Telecommunication Services	1.9	0.9	0.0	1.2	0.5
Utilities	0.0	0.0	0.0	1.1	1.1
Short-Term and Net Other Assets	3.3	9.2	5.1	3.4	2.2
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	18.8%	0.0%	8.6%
Consumer Staples	3.7	3.8	13.5
Energy	8.2	0.0	12.9
Financials	5.8	0.0	11.7
Health Care	12.9	79.5	8.9
Industrials	16.6	0.0	10.2
Information Technology	25.4	0.0	18.1
Materials	4.5	0.0	5.6
Telecommunication Services	1.2	0.0	3.5
Utilities	1.1	0.0	2.6
Short-Term and Net Other Assets	1.8	16.7	4.4
	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—96.3%
ADVERTISING—1.8%
Focus Media Holding Ltd.#*	600,600	$16,324,308

AEROSPACE & DEFENSE—1.7%
Goodrich Corp.	71,700	8,792,571
United Technologies Corp.	86,600	6,753,068
		15,545,639
AIR FREIGHT & LOGISTICS—1.9%
FedEx Corp.	45,200	3,698,716
United Parcel Service, Inc., Cl. B	190,300	13,366,672
		17,065,388
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Hanesbrands, Inc. *	181,100	4,775,607
PVH Corp.	98,100	7,299,621
		12,075,228
APPAREL RETAIL—0.8%
Abercrombie & Fitch Co., Cl. A	94,400	7,023,360

APPLICATION SOFTWARE—1.3%
Adobe Systems, Inc. *	106,000	3,117,460
Nice Systems Ltd. #*	120,200	4,298,352
Salesforce.com, Inc. *	31,800	4,234,806
		11,650,618
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Blackstone Group LP	98,200	1,444,522

AUTO PARTS & EQUIPMENT—0.5%
Lear Corp.	99,300	4,658,163

BIOTECHNOLOGY—2.2%
Dendreon Corp. *	234,300	2,563,242
Gilead Sciences, Inc. *	180,100	7,502,966
Human Genome Sciences, Inc. *	127,200	1,305,072
Optimer Pharmaceuticals, Inc. *	233,200	3,327,764
Pharmasset, Inc. *	12,700	894,080
United Therapeutics Corp. *	93,400	4,084,382
		19,677,506
BROADCASTING—0.3%
CBS Corp., Cl. B	97,500	2,516,475

CABLE & SATELLITE—0.7%
Comcast Corporation, Cl. A	284,000	6,659,800

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.*	199,800	9,380,610

COAL & CONSUMABLE FUELS—0.7%
Arch Coal, Inc.	364,900	6,648,478

COMMUNICATIONS EQUIPMENT—3.1%
Ciena Corp. *	254,100	3,349,038
Cisco Systems, Inc.	300,500	5,568,265
F5 Networks, Inc. *	5,000	519,750
Finisar Corp. *	45,000	922,050

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Juniper Networks, Inc. *	56,800	$1,389,896
QUALCOMM, Inc.	311,900	16,094,040
Riverbed Technology, Inc. *	38,300	1,056,314
		28,899,353
COMPUTER HARDWARE—7.0%
Apple, Inc. *	154,545	62,556,725
Dell, Inc. *	111,000	1,754,910
		64,311,635
COMPUTER STORAGE & PERIPHERALS—1.8%
EMC Corp. *	389,100	9,536,841
NetApp, Inc. *	72,400	2,965,504
Seagate Technology PLC	286,500	4,626,975
		17,129,320
CONSTRUCTION & ENGINEERING—0.1%
Chicago Bridge & Iron Co., NV#	35,800	1,309,564

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.0%
Caterpillar, Inc.	69,900	6,602,754
Cummins, Inc.	24,100	2,396,263
Deere & Co.	58,700	4,455,330
WABCO Holdings, Inc. *	104,600	5,251,966
		18,706,313
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Mastercard, Inc.	33,500	11,632,540

DIVERSIFIED BANKS—0.7%
Wells Fargo & Co.	259,100	6,713,281

DIVERSIFIED METALS & MINING—0.8%
Freeport-McMoRan Copper & Gold, Inc.	73,300	2,951,058
Molycorp, Inc. *	112,400	4,301,548
		7,252,606
DRUG RETAIL—1.5%
CVS Caremark Corp.	371,200	13,474,560

EDUCATION SERVICES—0.5%
New Oriental Education & Technology Group#*	173,700	5,148,468

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services, Inc.	173,400	4,934,964

FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
Monsanto Co.	58,400	4,248,600
Mosaic Co., /The	83,700	4,901,472
		9,150,072
FOOTWEAR—1.1%
NIKE, Inc., Cl. B	53,400	5,145,090
Salvatore Ferragamo Italia SpA *	300,700	4,872,104
		10,017,194
GENERAL MERCHANDISE STORES—1.4%
Dollar General Corp. *	94,200	3,735,972

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—(CONT.)
Target Corp.	169,100	$9,258,225
		12,994,197
HEALTH CARE EQUIPMENT—1.6%
Covidien PLC	257,200	12,098,688
Insulet Corp. *	155,300	2,534,496
		14,633,184
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B	113,760	4,546,987

HEALTH CARE SERVICES—1.3%
Express Scripts, Inc.*	268,600	12,283,078

HOME IMPROVEMENT RETAIL—1.5%
Lowe’s Companies, Inc.	672,900	14,144,358

HOMEBUILDING—0.7%
Lennar Corp., Cl. A	84,300	1,394,322
Toll Brothers, Inc. *	273,700	4,773,328
		6,167,650
HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The	296,000	18,941,040

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	44,200	2,903,940

INDUSTRIAL CONGLOMERATES—1.0%
Tyco International Ltd.	199,400	9,082,670

INDUSTRIAL MACHINERY—2.7%
Eaton Corp.	85,700	3,841,074
Ingersoll-Rand PLC	111,200	3,461,656
Stanley Black & Decker, Inc.	244,600	15,617,710
Timken Co.	54,600	2,299,752
		25,220,192
INTEGRATED OIL & GAS—4.1%
ConocoPhillips	280,400	19,529,860
Royal Dutch Shell PLC #	247,200	17,528,952
		37,058,812
INTERNET RETAIL—1.8%
Amazon.com, Inc. *	72,900	15,564,879
NetFlix, Inc. *	7,700	632,016
		16,196,895
INTERNET SOFTWARE & SERVICES—6.2%
eBay, Inc. *	368,900	11,742,087
Google, Inc., Cl. A *	32,865	19,477,114
IAC/InterActiveCorp. *	254,415	10,387,764
VistaPrint NV *	339,700	11,862,324
Yahoo! Inc. *	226,925	3,549,107
		57,018,396
IT CONSULTING & OTHER SERVICES—2.9%
Cognizant Technology Solutions Corp., Cl. A *	56,800	4,132,200

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—(CONT.)
International Business Machines Corp.	120,300	$22,210,989
		26,343,189
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific, Inc.*	151,600	7,620,932

MANAGED HEALTH CARE—3.1%
Aetna, Inc.	478,700	19,033,112
CIGNA Corp.	102,800	4,558,152
UnitedHealth Group, Inc.	100,600	4,827,794
		28,419,058
MORTGAGE REITS—0.6%
Annaly Capital Management, Inc.	326,500	5,501,525

OIL & GAS EQUIPMENT & SERVICES—3.9%
Baker Hughes, Inc.	379,625	22,014,454
Halliburton Company	254,300	9,500,648
National Oilwell Varco, Inc.	62,700	4,472,391
		35,987,493
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Chesapeake Energy Corp.	137,900	3,877,748
Pioneer Natural Resources Co.	23,400	1,963,260
Whitinig Petroleum Corp. *	36,100	1,680,455
		7,521,463
OIL & GAS REFINING & MARKETING—0.6%
Marathon Petroleum Corp.	156,500	5,618,350

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
JPMorgan Chase & Co.	132,437	4,603,510

PACKAGED FOODS & MEATS—0.8%
Unilever NV	207,200	7,154,616

PAPER PRODUCTS—0.5%
International Paper Co.	163,400	4,526,180

PHARMACEUTICALS—3.2%
Allergan, Inc.	22,400	1,884,288
Auxilium Pharmaceuticals, Inc. *	23,800	370,328
Bristol-Myers Squibb Co.	158,300	5,000,697
Johnson & Johnson	149,400	9,619,866
Pfizer, Inc.	557,600	10,739,376
Teva Pharmaceutical Industries Ltd. #	42,000	1,715,700
		29,330,255
PRECIOUS METALS & MINERALS—0.4%
SPDR Gold Trust*	22,203	3,715,450

RAILROADS—0.8%
CSX Corp.	325,000	7,218,250

RESEARCH & CONSULTING SERVICES—0.5%
IHS, Inc., Cl. A *	17,200	1,444,628
Verisk Analytic, Inc., Cl. A *	98,000	3,444,700
		4,889,328

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESIDENTIAL REITS—0.6%
Home Properties, Inc.	91,200	$5,371,680

RESTAURANTS—1.1%
McDonald’s Corp.	105,900	9,832,815

SEMICONDUCTORS—2.9%
Avago Technologies Ltd.	183,500	6,196,795
Broadcom Corp., Cl. A *	84,400	3,045,996
ON Semiconductor Corp. *	448,800	3,397,416
Skyworks Solutions, Inc. *	233,400	4,623,654
Taiwan Semiconductor Manufacturing Co., Ltd. #	383,500	4,839,770
Texas Instruments, Inc.	104,300	3,205,139
Xilinx, Inc.	56,600	1,893,836
		27,202,606
SOFT DRINKS—2.9%
Coca-Cola Co., /The	179,100	12,236,112
Hansen Natural Corp. *	5,400	481,086
PepsiCo, Inc.	220,300	13,867,885
		26,585,083
SPECIALIZED FINANCE—0.3%
CME Group, Inc.	10,106	2,784,810

SPECIALTY CHEMICALS—1.8%
Celanese Corp.	116,300	5,064,865
Cytec Industries, Inc.	154,800	6,914,916
Rockwood Holdings, Inc. *	97,100	4,470,484
		16,450,265
STEEL—0.1%
Allegheny Technologies, Inc.	19,100	886,240

SYSTEMS SOFTWARE—1.7%
Oracle Corp.	474,100	15,536,257

TOBACCO—1.8%
Philip Morris International, Inc.	243,960	17,045,485

TRADING COMPANIES & DISTRIBUTORS—0.6%
United Rentals, Inc.*	221,600	5,187,656

TRUCKING—0.3%
Hertz Global Holdings, Inc.*	213,600	2,477,760

WIRELESS TELECOMMUNICATION SERVICES—1.9%
American Tower Corp., Cl. A *	122,500	6,749,750
SBA Communications Corp. *	81,800	3,115,762
Vodafone Group PLC #	284,900	7,931,616
		17,797,128
TOTAL COMMON STOCKS (Cost $858,483,003)		886,148,748

CONVERTIBLE PREFERRED STOCK—0.3%
PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G*,(L3),(a) (Cost $2,777,425)	396,775	2,777,425

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—0.1%
DIVERSIFIED METALS & MINING—0.1%
Molycorp, Inc., 3.25%, 6/15/16(L2)(b) (Cost $800,000)	$800,000	$777,000

Total Investments (Cost $862,060,428)(c)	96.7%	889,703,173
Other Assets in Excess of Liabilities	3.3	30,284,265

NET ASSETS	100.0%	$919,987,438

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on April 6, 2011 for a cost of $2,777,425 and represents 0.3% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.1% of the net assets of the Fund.

(c)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $869,281,638, amounted to $20,421,535 which consisted of aggregate gross unrealized appreciation of $66,927,914 and aggregate gross unrealized depreciation of $46,506,379.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER LARGE CAP GROWTH FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—90.8%
AEROSPACE & DEFENSE—2.6%
Boeing Co., /The	45,340	$2,982,919
General Dynamics Corp.	44,290	2,842,975
United Technologies Corp.	37,500	2,924,250
		8,750,144
AIR FREIGHT & LOGISTICS—2.0%
FedEx Corp.	41,800	3,420,494
United Parcel Service, Inc., Cl. B	47,700	3,350,448
		6,770,942
AIRLINES—0.5%
Delta Air Lines, Inc.*	196,100	1,670,772

APPLICATION SOFTWARE—1.6%
Adobe Systems, Inc. *	97,500	2,867,475
Salesforce.com, Inc. *	18,200	2,423,694
		5,291,169
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
BlackRock, Inc.	14,600	2,303,734
Blackstone Group LP	219,100	3,222,961
		5,526,695
AUTO PARTS & EQUIPMENT—0.8%
Johnson Controls, Inc.	79,100	2,604,763

AUTOMOBILE MANUFACTURERS—0.6%
Ford Motor Co.*	183,900	2,147,952

BIOTECHNOLOGY—0.8%
Gilead Sciences, Inc.*	67,000	2,791,220

BREWERS—0.5%
Anheuser-Busch InBev NV#	28,200	1,564,254

CABLE & SATELLITE—0.7%
Comcast Corporation, Cl. A	104,500	2,450,525

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	64,900	3,047,055

COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	59,700	2,589,189

COMMUNICATIONS EQUIPMENT—4.3%
Cisco Systems, Inc.	149,700	2,773,941
Corning, Inc.	232,400	3,320,996
Juniper Networks, Inc. *	84,400	2,065,268
QUALCOMM, Inc.	118,200	6,099,120
		14,259,325
COMPUTER HARDWARE—5.9%
Apple, Inc.*	48,160	19,494,205

COMPUTER STORAGE & PERIPHERALS—2.1%
EMC Corp. *	170,000	4,166,700
NetApp, Inc. *	69,200	2,834,432
		7,001,132

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.6%
Caterpillar, Inc.	34,900	$3,296,654
Cummins, Inc.	20,500	2,038,315
		5,334,969
CONSUMER FINANCE—0.4%
American Express Co.	28,200	1,427,484

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc.	8,800	3,055,712

DIVERSIFIED CHEMICALS—1.5%
Dow Chemical Co., /The	76,900	2,143,972
EI Du Pont de Nemours & Co.	61,800	2,970,726
		5,114,698
DIVERSIFIED METALS & MINING—1.4%
Cliffs Natural Resources, Inc.	30,500	2,080,710
Freeport-McMoRan Copper & Gold, Inc.	63,600	2,560,536
		4,641,246
DRUG RETAIL—2.0%
CVS Caremark Corp.	137,900	5,005,770
Walgreen Co.	54,200	1,799,440
		6,805,210
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Emerson Electric Co.	53,500	2,574,420

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services, Inc.	90,100	2,564,246

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Mosaic Co., /The	50,200	2,939,712

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	26,000	2,505,100

GENERAL MERCHANDISE STORES—1.0%
Target Corp.	59,800	3,274,050

GOLD—0.7%
Goldcorp, Inc.	49,500	2,417,580

HEALTH CARE EQUIPMENT—0.7%
Covidien PLC	50,100	2,356,704

HEALTH CARE SERVICES—1.2%
Express Scripts, Inc.*	86,200	3,941,926

HOME IMPROVEMENT RETAIL—1.1%
Lowe’s Companies, Inc.	173,500	3,646,970

HOTELS RESORTS & CRUISE LINES—1.6%
Carnival Corp.	72,600	2,556,246
Starwood Hotels & Resorts Worldwide, Inc.	57,600	2,886,336
		5,442,582
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	71,560	4,579,125

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	70,300	$3,987,416

INDUSTRIAL CONGLOMERATES—0.9%
Tyco International Ltd.	67,600	3,079,180

INDUSTRIAL MACHINERY—1.8%
Eaton Corp.	45,800	2,052,756
Ingersoll-Rand PLC	43,300	1,347,929
Stanley Black & Decker, Inc.	41,100	2,624,235
		6,024,920
INTEGRATED OIL & GAS—5.0%
Chevron Corp.	52,700	5,536,135
Exxon Mobil Corp.	87,900	6,864,111
Royal Dutch Shell PLC #	58,500	4,148,235
		16,548,481
INTERNET RETAIL—1.7%
Amazon.com, Inc.*	25,900	5,529,909

INTERNET SOFTWARE & SERVICES—5.6%
Baidu, Inc. #*	13,900	1,948,502
eBay, Inc. *	91,055	2,898,280
Google, Inc., Cl. A *	17,295	10,249,709
LinkedIn Corp. *	18,600	1,672,140
Yahoo! Inc. *	113,600	1,776,704
		18,545,335
IT CONSULTING & OTHER SERVICES—3.2%
Cognizant Technology Solutions Corp., Cl. A *	36,300	2,640,825
International Business Machines Corp.	43,000	7,939,090
		10,579,915
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.*	44,600	2,242,042

MANAGED HEALTH CARE—0.9%
Aetna, Inc.	76,800	3,053,568

MOVIES & ENTERTAINMENT—0.6%
Walt Disney Co., /The	56,200	1,960,256

OIL & GAS EQUIPMENT & SERVICES—2.8%
Baker Hughes, Inc.	55,500	3,218,445
National Oilwell Varco, Inc.	22,200	1,583,526
Schlumberger Ltd.	62,900	4,621,263
		9,423,234
OIL & GAS EXPLORATION & PRODUCTION—1.6%
Devon Energy Corp.	60,300	3,916,485
Nexen, Inc.	71,400	1,212,372
		5,128,857
OTHER DIVERSIFIED FINANCIAL SERVICES—1.9%
BM&F Bovespa SA	407,500	2,432,871
Citigroup, Inc.	43,190	1,364,372
JPMorgan Chase & Co.	69,600	2,419,296
		6,216,539

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PAPER PRODUCTS—0.7%
International Paper Co.	81,900	$2,268,630

PHARMACEUTICALS—3.5%
Allergan, Inc.	21,300	1,791,756
Johnson & Johnson	61,500	3,959,985
Pfizer, Inc.	151,800	2,923,668
Teva Pharmaceutical Industries Ltd. #	68,500	2,798,225
		11,473,634
RAILROADS—1.1%
CSX Corp.	157,000	3,486,970

SEMICONDUCTORS—2.3%
Broadcom Corp., Cl. A *	70,300	2,537,127
Intel Corp.	70,730	1,735,714
Micron Technology, Inc. *	166,700	931,853
Texas Instruments, Inc.	79,700	2,449,181
		7,653,875
SOFT DRINKS—3.4%
Coca-Cola Co., /The	77,500	5,294,800
PepsiCo, Inc.	92,900	5,848,055
		11,142,855
SPECIALIZED FINANCE—0.6%
CME Group, Inc.	8,000	2,204,480

SYSTEMS SOFTWARE—4.4%
Check Point Software Technologies Ltd. *	35,700	2,057,391
Microsoft Corp.	146,295	3,895,836
Oracle Corp.	211,800	6,940,686
VMware, Inc., Cl. A *	17,900	1,749,725
		14,643,638
TOBACCO—1.4%
Philip Morris International, Inc.	69,000	4,821,030

WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Cl. A*	53,800	2,964,380

TOTAL COMMON STOCKS (Cost $284,214,384)		301,560,220

Total Investments (Cost $284,214,384)(a)	90.8%	301,560,220
Other Assets in Excess of Liabilities	9.2	30,652,997

NET ASSETS	100.0%	$332,213,217

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.

(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $284,309,070, amounted to $17,251,150 which consisted of aggregate gross unrealized appreciation of $34,103,103 and aggregate gross unrealized depreciation of $16,851,953.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—92.9%
AEROSPACE & DEFENSE—2.5%
Spirit Aerosystems Holdings, Inc., Cl. A *	200,500	$3,422,535
Triumph Group, Inc.	44,200	2,568,020
		5,990,555
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Coach, Inc.	56,200	3,656,934
PVH Corp.	35,300	2,626,673
		6,283,607
APPAREL RETAIL—1.5%
Abercrombie & Fitch Co., Cl. A	24,500	1,822,800
Fast Retailing Co., Ltd. (L2)	9,650	1,733,481
		3,556,281
APPLICATION SOFTWARE—4.9%
Adobe Systems, Inc. *	84,800	2,493,968
Cadence Design Systems, Inc. *	335,900	3,718,413
Informatica Corp. *	40,700	1,851,850
QLIK Technologies, Inc. *	81,200	2,319,884
SolarWinds, Inc. *	48,800	1,408,368
		11,792,483
ASSET MANAGEMENT & CUSTODY BANKS—3.0%
Affiliated Managers Group, Inc. *	21,100	1,954,071
Blackstone Group LP	178,300	2,622,793
KKR & Co., LP	201,700	2,718,916
		7,295,780
BIOTECHNOLOGY—3.3%
Alexion Pharmaceuticals, Inc. *	8,300	560,333
Dendreon Corp. *	123,900	1,355,466
Human Genome Sciences, Inc. *	157,000	1,610,820
Pharmasset, Inc. *	37,700	2,654,080
United Therapeutics Corp. *	43,000	1,880,390
		8,061,089
BROADCASTING—1.5%
CBS Corp., Cl. B	71,300	1,840,253
Discovery Communications, Inc., Series C *	45,800	1,812,306
		3,652,559
CASINOS & GAMING—1.1%
Wynn Resorts Ltd.	19,300	2,563,040

CHEMICALS—1.1%
Metabolix, Inc.*	538,035	2,760,120

COAL & CONSUMABLE FUELS—2.3%
Arch Coal, Inc.	163,000	2,969,860
Patriot Coal Corp. *	31,500	395,640
Peabody Energy Corp.	48,200	2,090,434
		5,455,934
COMMUNICATIONS EQUIPMENT—5.4%
Acme Packet, Inc. *	100,200	3,628,242
Ciena Corp. *	135,300	1,783,254

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	78,300	$1,604,367
Juniper Networks, Inc. *	56,400	1,380,108
Polycom, Inc. *	70,300	1,162,059
Riverbed Technology, Inc. *	127,100	3,505,418
		13,063,448
COMPUTER HARDWARE—0.5%
Teradata Corp.*	19,800	1,181,268

COMPUTER STORAGE & PERIPHERALS—1.6%
NetApp, Inc. *	77,900	3,190,784
Seagate Technology PLC	47,600	768,740
		3,959,524
CONSTRUCTION & ENGINEERING—1.7%
Aecom Technology Corp. *	108,600	2,271,912
Chicago Bridge & Iron Co., NV #,^	50,200	1,836,316
		4,108,228
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
Westport Innovations, Inc.*	31,300	946,825

CONSTRUCTION MATERIALS—0.8%
Anhui Conch Cement Co., Ltd.(L2)	545,200	1,961,909

DISTILLERS & VINTNERS—0.7%
Brown-Forman Corp., Cl. B	22,900	1,711,317

DIVERSIFIED METALS & MINING—3.1%
Cliffs Natural Resources, Inc.	32,100	2,189,862
Molycorp, Inc. *	74,900	2,866,423
Walter Energy, Inc.	30,900	2,337,585
		7,393,870
DIVERSIFIED REAL ESTATE ACTIVITIES—1.0%
BR Malls Participacoes SA	220,600	2,383,510

EDUCATION SERVICES—1.5%
Apollo Group, Inc., Cl. A *	49,700	2,353,295
New Oriental Education & Technology Group #*	39,500	1,170,780
		3,524,075
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
AMETEK, Inc.	105,100	4,153,552

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Stericycle, Inc.*	20,400	1,705,032

FOOTWEAR—0.9%
Salvatore Ferragamo Italia SpA*	131,200	2,125,773

GENERAL MERCHANDISE STORES—1.4%
Dollar General Corp. *	43,700	1,733,142
Family Dollar Stores, Inc.	29,700	1,741,311
		3,474,453
HEALTH CARE EQUIPMENT—0.8%
Hospira, Inc.*	59,300	1,864,985

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.4%
HMS Holdings Corp.*	133,300	$3,257,852

HEALTH CARE TECHNOLOGY—2.7%
Agilent Technologies, Inc. *	70,400	2,609,728
Allscripts Healthcare Solutions, Inc. *	150,900	2,889,735
SXC Health Solutions Corp. *	20,600	964,492
		6,463,955
HOMEBUILDING—1.0%
Lennar Corp., Cl. A	68,700	1,136,298
Toll Brothers, Inc. *	69,800	1,217,312
		2,353,610
HOTELS RESORTS & CRUISE LINES—1.1%
Orient-Express Hotels Ltd., Cl. A *	184,300	1,572,079
Royal Caribbean Cruises Ltd.	40,500	1,203,660
		2,775,739
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	64,800	1,712,664

INDUSTRIAL CONGLOMERATES—0.6%
McDermott International, Inc.*	139,500	1,531,710

INDUSTRIAL MACHINERY—3.5%
Pall Corp.	43,100	2,205,427
SPX Corp.	83,300	4,549,013
Stanley Black & Decker, Inc.	26,300	1,679,255
		8,433,695
INTERNET RETAIL—0.7%
NetFlix, Inc.*	20,600	1,690,848

INTERNET SOFTWARE & SERVICES—2.2%
OpenTable, Inc.*	118,655	5,204,208

IT CONSULTING & OTHER SERVICES—0.3%
Cognizant Technology Solutions Corp., Cl. A*	8,600	625,650

LIFE SCIENCES TOOLS & SERVICES—1.6%
Life Technologies Corp.*	94,700	3,851,449

MANAGED HEALTH CARE—2.5%
Aetna, Inc.	60,100	2,389,576
CIGNA Corp.	80,500	3,569,370
		5,958,946
MOTORCYCLE MANUFACTURERS—1.6%
Harley-Davidson, Inc.	98,500	3,831,650

OIL & GAS DRILLING—1.1%
Nabors Industries Ltd.*	147,100	2,696,343

OIL & GAS EQUIPMENT & SERVICES—2.3%
Cameron International Corp. *,^	84,800	4,167,072
Superior Energy Services, Inc. *	45,100	1,268,212
		5,435,284
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Brigham Exploration Co. *,^	79,100	2,880,427

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Denbury Resources, Inc. *	144,000	$2,260,800
Newfield Exploration Co. *	31,700	1,276,242
Pioneer Natural Resources Co. ^	33,600	2,819,040
		9,236,509
OIL & GAS REFINING & MARKETING—0.8%
Marathon Petroleum Corp.^	53,000	1,902,700

PACKAGED FOODS & MEATS—1.6%
Green Mountain Coffee Roasters, Inc. *	20,500	1,332,910
Hain Celestial Group, Inc. *	54,600	1,832,376
McCormick & Co., Inc.	11,900	577,864
		3,743,150
PHARMACEUTICALS—0.4%
Mylan, Inc.*	50,500	988,285

REAL ESTATE SERVICES—1.1%
CBRE Group, Inc.*	147,100	2,615,438

RESEARCH & CONSULTING SERVICES—2.8%
IHS, Inc., Cl. A *	21,900	1,839,381
RPX Corp. *	23,600	367,216
Verisk Analytic, Inc., Cl. A *	126,600	4,449,990
		6,656,587
RESTAURANTS—1.3%
Chipotle Mexican Grill, Inc.*	9,100	3,058,692

SEMICONDUCTORS—5.8%
Altera Corp.	83,300	3,158,736
Avago Technologies Ltd.	72,500	2,448,325
Cypress Semiconductor Corp. *	68,400	1,307,124
Skyworks Solutions, Inc. *	154,000	3,050,740
Xilinx, Inc.	115,600	3,867,976
		13,832,901
SPECIALTY CHEMICALS—2.3%
Cytec Industries, Inc.	31,700	1,416,039
International Flavors & Fragrances, Inc.	27,800	1,683,568
Rockwood Holdings, Inc. *	52,400	2,412,496
		5,512,103
SPECIALTY STORES—2.2%
L’Occitane International SA (L2)	1,329,500	2,924,524
PetSmart, Inc.	50,200	2,356,890
		5,281,414
SYSTEMS SOFTWARE—1.5%
Fortinet, Inc. *	106,700	2,460,502
MICROS Systems, Inc. *	24,300	1,196,046
		3,656,548
TOTAL COMMON STOCKS (Cost $245,440,315)		223,277,147

	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK—1.7%
BIOTECHNOLOGY—1.7%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	43,693	$471,010
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	4,369	47,098
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	130,970	1,411,857
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(a)	43,693	471,011
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(d)	232,232	1,625,624
		4,026,600
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,160,003)		4,026,600

	CONTRACTS
PURCHASED OPTIONS—0.3%
PUT OPTIONS—0.3%
Chesapeake Energy Corp./ November/ 26~	256	16,128
SPDR S&P 500 ETF Trust/ December/ 124~	960	429,120
SPDR S&P 500 ETF Trust/ November/ 118	625	67,500
SPDR S&P 500 ETF Trust/ November/ 119	482	59,286
SPDR S&P 500 ETF Trust/ November/ 120	470	65,800
SPDR S&P 500 ETF Trust/ November/ 121	475	78,375
SPDR S&P 500 ETF Trust/ November/ 124	480	119,040
(Cost $1,540,931)		835,249

TOTAL PUT OPTIONS (Cost $1,540,931)		835,249

CALL OPTIONS—0.0%
Chesapeake Energy Corp./ November/ 30 (Cost $16,646)	256	17,408

TOTAL PURCHASED OPTIONS (Cost $1,557,577)		852,657

Total Investments (Cost $249,157,895)(e)	94.9%	228,156,404
Other Assets in Excess of Liabilities	5.1	12,224,029

NET ASSETS	100.0%	$240,380,433

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $252,895 and represents 0.2% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $25,288 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $758,055 and represents 0.6% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $870,870 and represents 0.7% of the net assets of the Fund.

(e)

At October 31, 2011, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $251,881,979, amounted to $23,725,575 which consisted of aggregate gross unrealized appreciation of $9,012,940 and aggregate gross unrealized depreciation of $32,738,515.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ November/ 50	32	3,200	$7,936
Cameron International Corp./ November/ 55	32	3,200	16,000
Cameron International Corp./ Novemeber/ 52.50	32	3,200	13,120
Chesapeake Energy Corp./ November/ 28	256	25,600	34,048
Pioneer Natural Resources Co./ November/ 85	32	3,200	9,920
Pioneer Natural Resources Co./ November/ 90	32	3,200	17,920
SPDR S&P 500 ETF Trust/ December/ 114	480	48,000	85,920
TOTAL PUT OPTIONS WRITTEN (Premiums Received $228,586)			184,864
CALL OPTIONS WRITTEN
Brigham Exploration Co./ November/ 25	95	9,500	107,350
Brigham Exploration Co./ November/ 28	31	3,100	25,730
Cameron International Corp./ Novemeber/ 47	32	3,200	10,880
Chicago Bridge & Iron Co., NV/ November/ 37	32	3,200	5,280
Chicago Bridge & Iron Co., NV/ November/ 38	32	3,200	3,200
Marathon Petroleum Corp./ November/ 35	32	3,200	7,520
Pioneer Natural Resources Co./ November/ 75	31	3,100	31,000
Pioneer Natural Resources Co./ November/ 80	32	3,200	19,840
TOTAL CALL OPTIONS WRITTEN (Premiums Received $92,702)			210,800
TOTAL OPTIONS WRITTEN (Premiums Received $321,288)			$395,664

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—96.6%
ADVERTISING—0.9%
Focus Media Holding Ltd.#*	299,550	$8,141,769

AEROSPACE & DEFENSE—1.7%
AAR Corp.	395,900	7,890,287
Spirit Aerosystems Holdings, Inc., Cl. A *	428,550	7,315,349
		15,205,636
AIRLINES—0.4%
US Airways Group, Inc.*	570,450	3,291,496

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
PVH Corp.	117,400	8,735,734

APPAREL RETAIL—1.8%
ANN, Inc. *	387,900	10,333,656
Childrens Place Retail Stores, Inc., /The *	132,650	6,227,918
		16,561,574
APPLICATION SOFTWARE—6.8%
Cadence Design Systems, Inc. *	976,750	10,812,623
Concur Technologies, Inc. *	153,400	7,136,168
Informatica Corp. *	144,950	6,595,225
Nice Systems Ltd. #*	285,750	10,218,420
QLIK Technologies, Inc. *	327,750	9,363,817
Solera Holdings, Inc.	174,906	9,555,115
Taleo Corp., Cl. A *	229,700	7,442,280
		61,123,648
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Affiliated Managers Group, Inc. *	90,512	8,382,316
Fortress Investment Group LLC, Cl. A *	1,167,750	4,168,868
		12,551,184
AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	728,495	10,300,919

BIOTECHNOLOGY—3.4%
Cubist Pharmaceuticals, Inc. *	205,700	7,777,517
Dendreon Corp. *	157,350	1,721,409
Human Genome Sciences, Inc. *	292,100	2,996,946
Incyte Corp., Ltd. *	202,750	2,791,867
Optimer Pharmaceuticals, Inc. *	437,700	6,245,979
Pharmasset, Inc. *	72,350	5,093,440
United Therapeutics Corp. *	84,200	3,682,066
		30,309,224
COAL & CONSUMABLE FUELS—0.8%
Arch Coal, Inc.	409,740	7,465,463

COMMUNICATIONS EQUIPMENT—2.4%
Acme Packet, Inc. *	130,800	4,736,268
Ciena Corp. *	292,000	3,848,560
Finisar Corp. *	271,200	5,556,888
Polycom, Inc. *	109,200	1,805,076
Riverbed Technology, Inc. *	209,900	5,789,042
		21,735,834

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.8%
VeriFone Systems, Inc. *	130,200	$5,495,742
Wright Express Corp. *	235,900	11,058,992
		16,554,734
DISTRIBUTORS—1.1%
LKQ Corp.*	338,250	9,870,135

DIVERSIFIED CHEMICALS—0.7%
Solutia, Inc.*	377,850	6,140,063

DIVERSIFIED METALS & MINING—0.7%
Globe Specialty Metals, Inc.	149,900	2,498,833
Molycorp, Inc. *	89,050	3,407,943
		5,906,776
EDUCATION SERVICES—0.7%
American Public Education, Inc. *	108,100	3,871,061
ITT Educational Services, Inc. *	33,100	2,050,876
		5,921,937
ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	135,650	9,859,042

ELECTRICAL COMPONENTS & EQUIPMENT—4.1%
AMETEK, Inc.	272,100	10,753,392
GrafTech International Ltd. *	439,750	6,908,473
Thomas & Betts Corp. *	182,680	9,077,369
Woodward Governor Co.	303,900	10,296,132
		37,035,366
ELECTRONIC MANUFACTURING SERVICES—0.9%
Trimble Navigation Ltd.*	207,095	8,368,709

ENVIRONMENTAL & FACILITIES SERVICES—3.3%
Clean Harbors, Inc. *	196,500	11,450,055
Tetra Tech, Inc. *	338,950	7,399,278
Waste Connections, Inc.	313,475	10,673,824
		29,523,157
FERTILIZERS & AGRICULTURAL CHEMICALS—0.2%
Intrepid Potash, Inc.*	73,450	2,044,113

FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	219,050	7,997,515

FOOTWEAR—0.7%
Deckers Outdoor Corp.*	56,050	6,459,202

GOLD—0.5%
AuRico Gold, Inc.*	506,650	4,929,705

HEALTH CARE EQUIPMENT—2.3%
MAKO Surgical Corp. *	125,600	4,829,320
Sirona Dental Systems, Inc. *	120,650	5,779,135
Thoratec Corp. *	173,600	6,338,136
Volcano Corp. *	140,000	3,490,200
		20,436,791

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.6%
Healthsouth Corp. *	213,900	$3,777,474
Tenet Healthcare Corporation *	736,400	3,483,172
Universal Health Services, Inc., Cl. B	180,600	7,218,582
		14,479,228
HEALTH CARE SERVICES—1.8%
Catalyst Health Solutions, Inc. *	134,700	7,404,459
HMS Holdings Corp. *	352,300	8,610,212
		16,014,671
HEALTH CARE SUPPLIES—0.8%
Align Technology, Inc.*	317,200	7,305,116

HEALTH CARE TECHNOLOGY—0.9%
Allscripts Healthcare Solutions, Inc. *	285,150	5,460,623
SXC Health Solutions Corp. *	62,200	2,912,204
		8,372,827
HOME FURNISHING RETAIL—0.9%
Williams-Sonoma, Inc.	209,250	7,855,245

HOMEBUILDING—0.3%
Toll Brothers, Inc.*	172,350	3,005,784

HOTELS RESORTS & CRUISE LINES—1.1%
Wyndham Worldwide Corporation	298,000	10,033,660

HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co., Inc.	222,200	9,816,796

HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	167,385	9,463,948

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.9%
Robert Half International, Inc.	220,050	5,815,921
Towers Watson & Co.	169,850	11,159,145
		16,975,066
INDUSTRIAL CONGLOMERATES—0.6%
McDermott International, Inc.*	510,200	5,601,996

INDUSTRIAL MACHINERY—3.9%
Actuant Corp., Cl. A	430,400	9,684,000
Barnes Group, Inc.	452,050	10,519,204
Pall Corp.	143,450	7,340,336
SPX Corp.	143,950	7,861,110
		35,404,650
INTERNET SOFTWARE & SERVICES—2.6%
IAC/InterActiveCorp. *	246,900	10,080,927
OpenTable, Inc. *	125,550	5,506,623
VistaPrint NV *	211,500	7,385,580
		22,973,130
IT CONSULTING & OTHER SERVICES—1.1%
Gartner, Inc.*	265,050	10,209,726

LEISURE FACILITIES—0.5%
Life Time Fitness, Inc.*	99,000	4,269,870

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.3%
Bruker Corp. *	390,150	$5,629,865
Covance, Inc. *	115,100	5,839,023
		11,468,888
MANAGED HEALTH CARE—1.1%
Centene Corp. *	74,850	2,630,977
Coventry Health Care, Inc. *	233,800	7,437,178
		10,068,155
METAL & GLASS CONTAINERS—1.5%
Ball Corp.	168,650	5,830,231
Crown Holdings, Inc. *	236,650	7,996,403
		13,826,634
MORTGAGE REITS—0.4%
American Capital Agency Corp.	123,750	3,404,362

OFFICE REITS—0.6%
Digital Realty Trust, Inc.	82,350	5,132,876

OIL & GAS DRILLING—1.0%
Helmerich & Payne, Inc.	133,800	7,115,484
Rowan Cos, Inc. *	63,150	2,178,044
		9,293,528
OIL & GAS EQUIPMENT & SERVICES—1.4%
Oil States International, Inc. *	84,950	5,913,369
Superior Energy Services, Inc. *	225,300	6,335,436
		12,248,805
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Berry Petroleum Co.	27,200	939,760
Brigham Exploration Co. *	240,200	8,746,883
EXCO Resources., Inc.	247,150	3,116,562
Forest Oil Corp. *	202,450	2,360,567
Plains Exploration & Production Co. *	126,100	3,972,150
SM Energy Co.	42,700	3,540,257
		22,676,179
OIL & GAS REFINING & MARKETING—1.0%
HollyFrontier Corp.	284,850	8,742,046

PACKAGED FOODS & MEATS—1.5%
Hain Celestial Group, Inc. *	252,950	8,489,002
Ralcorp Holdings, Inc. *	60,750	4,911,030
		13,400,032
PHARMACEUTICALS—1.0%
Medicis Pharmaceutical Corp., Cl. A	229,000	8,768,410

RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	185,550	10,986,415

REAL ESTATE SERVICES—0.5%
Jones Lang LaSalle, Inc.	74,250	4,798,035

REGIONAL BANKS—1.1%
Signature Bank*	171,250	9,547,187

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—0.8%
IHS, Inc., Cl. A*	87,950	$7,386,920

RESTAURANTS—0.7%
Dunkin’ Brands Group, Inc.*	212,850	6,196,063

RETAIL REITS—0.7%
Macerich Co., /The	137,300	6,832,048

SECURITY & ALARM SERVICES—0.7%
Geo Group, Inc., /The*	339,350	6,186,351

SEMICONDUCTOR EQUIPMENT—1.0%
Novellus Systems, Inc.*	246,150	8,504,483

SEMICONDUCTORS—5.3%
Atmel Corp. *	680,550	7,186,608
Cypress Semiconductor Corp. *	363,100	6,938,841
Mellanox Technologies Ltd. *	266,855	8,635,428
Netlogic Microsystems, Inc. *	217,350	10,693,620
ON Semiconductor Corp. *	919,600	6,961,372
Skyworks Solutions, Inc. *	349,850	6,930,528
		47,346,397
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	146,150	5,147,403

SPECIALIZED REITS—0.4%
Sovran Self Storage, Inc.	74,400	3,288,480

SPECIALTY CHEMICALS—2.3%
Cytec Industries, Inc.	154,700	6,910,449
International Flavors & Fragrances, Inc.	90,550	5,483,708
Rockwood Holdings, Inc. *	171,600	7,900,464
		20,294,621
SPECIALTY STORES—2.0%
GNC Holdings, Inc. *	309,650	7,663,838
PetSmart, Inc.	224,900	10,559,055
		18,222,893
SYSTEMS SOFTWARE—2.2%
Fortinet, Inc. *	377,200	8,698,232
MICROS Systems, Inc. *	217,700	10,715,194
		19,413,426
THRIFTS & MORTGAGE FINANCE—0.7%
Northwest Bancshares, Inc.	524,900	6,545,503

TRADING COMPANIES & DISTRIBUTORS—1.0%
United Rentals, Inc.*	371,800	8,703,838

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	276,250	$10,522,363

TOTAL COMMON STOCKS (Cost $778,441,335)		867,203,780

Total Investments (Cost $778,441,335)(a)	96.6%	867,203,780
Other Assets in Excess of Liabilities	3.4	30,550,839

NET ASSETS	100.0%	$897,754,619

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $779,363,849, amounted to $87,839,931 which consisted of aggregate gross unrealized appreciation of $140,790,290 and aggregate gross unrealized depreciation of $52,950,359.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—97.8%
AEROSPACE & DEFENSE—1.9%
AAR Corp.	123,736	$2,466,058
Esterline Technologies Corp. *	42,320	2,365,688
		4,831,746
AIR FREIGHT & LOGISTICS—0.9%
HUB Group, Inc., Cl. A*	74,200	2,319,492

AIRLINES—0.4%
US Airways Group, Inc.*	180,500	1,041,485

ALTERNATIVE CARRIERS—0.5%
Cogent Communications Group, Inc.*	83,400	1,338,570

APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Vera Bradley, Inc. *	42,000	1,902,600
Warnaco Group, Inc., /The *	32,200	1,581,020
		3,483,620
APPAREL RETAIL—3.7%
ANN, Inc. *	112,400	2,994,336
Childrens Place Retail Stores, Inc., /The *	37,100	1,741,845
DSW, Inc., Cl. A	49,800	2,606,532
Express, Inc.	93,100	2,103,129
		9,445,842
APPLICATION SOFTWARE—8.8%
BroadSoft, Inc. *	53,300	1,918,800
Cadence Design Systems, Inc. *	283,900	3,142,773
Concur Technologies, Inc. *	47,195	2,195,511
Nice Systems Ltd. #*	87,825	3,140,622
QLIK Technologies, Inc. *	91,086	2,602,327
RealPage, Inc. *	94,900	2,500,615
SolarWinds, Inc. *	57,000	1,645,020
Taleo Corp., Cl. A *	84,900	2,750,760
Ultimate Software Group, Inc. *	42,800	2,575,704
		22,472,132
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Cohen & Steers, Inc.	47,700	1,296,009
Fortress Investment Group LLC, Cl. A *	370,300	1,321,971
		2,617,980
AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	194,700	2,753,058

BIOTECHNOLOGY—3.9%
Alkermes Plc *	45,700	799,293
Cepheid, Inc. *	25,200	904,176
Cubist Pharmaceuticals, Inc. *	60,700	2,295,067
Dendreon Corp. *	46,400	507,616
Incyte Corp., Ltd. *	82,600	1,137,402
Ironwood Pharmaceuticals, Inc. *	41,200	560,320
Onyx Pharmaceuticals, Inc. *	30,800	1,260,644
Optimer Pharmaceuticals, Inc. *	122,000	1,740,940

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Seattle Genetics, Inc. *	33,900	$745,800
		9,951,258
COAL & CONSUMABLE FUELS—0.6%
Patriot Coal Corp.*	124,000	1,557,440

COMMUNICATIONS EQUIPMENT—2.1%
ADTRAN, Inc.	31,800	1,068,480
Aruba Networks, Inc. *	63,500	1,504,315
Ciena Corp. *	89,000	1,173,020
Finisar Corp. *	78,200	1,602,318
		5,348,133
CONSUMER FINANCE—0.7%
First Cash Financial Services, Inc.*	42,400	1,759,600

DATA PROCESSING & OUTSOURCED SERVICES—2.5%
Jack Henry & Associates, Inc.	94,000	3,046,540
Wright Express Corp. *	70,075	3,285,116
		6,331,656
DISTRIBUTORS—1.2%
LKQ Corp.*	103,970	3,033,845

DIVERSIFIED CHEMICALS—0.9%
Solutia, Inc.*	141,700	2,302,625

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	43,700	728,479

EDUCATION SERVICES—0.7%
American Public Education, Inc.*	50,400	1,804,824

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	38,700	2,812,716

ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
GrafTech International Ltd. *	160,800	2,526,168
Woodward Governor Co.	94,960	3,217,245
		5,743,413
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Cognex Corp.	51,200	1,735,168

ELECTRONIC MANUFACTURING SERVICES—0.3%
Fabrinet*	67,900	841,960

ENVIRONMENTAL & FACILITIES SERVICES—3.3%
Clean Harbors, Inc. *	57,200	3,333,044
Tetra Tech, Inc. *	105,500	2,303,065
Waste Connections, Inc.	86,050	2,930,003
		8,566,112
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	74,600	2,723,646

FOOD RETAIL—0.7%
Fresh Market, Inc., /The*	43,600	1,744,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOREST PRODUCTS—0.3%
Louisiana-Pacific Corp.*	113,600	$755,440

GOLD—0.6%
AuRico Gold, Inc.*	147,800	1,438,094

HEALTH CARE EQUIPMENT—4.4%
Arthrocare Corp. *	39,200	1,181,880
Insulet Corp. *	154,000	2,513,280
MAKO Surgical Corp. *	61,000	2,345,450
Sirona Dental Systems, Inc. *	38,700	1,853,730
Thoratec Corp. *	48,928	1,786,361
Volcano Corp. *	61,500	1,533,195
		11,213,896
HEALTH CARE FACILITIES—1.1%
Healthsouth Corp. *	110,600	1,953,196
LifePoint Hospitals, Inc. *	22,600	873,716
		2,826,912
HEALTH CARE SERVICES—2.0%
Catalyst Health Solutions, Inc. *	44,700	2,457,159
HMS Holdings Corp. *	111,100	2,715,284
		5,172,443
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	101,400	2,335,242

HEALTH CARE TECHNOLOGY—0.7%
Medidata Solutions, Inc.*	100,600	1,808,788

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	52,279	1,035,124

HOTELS RESORTS & CRUISE LINES—0.9%
Interval Leisure Group*	167,300	2,310,413

HOUSEHOLD APPLIANCES—0.5%
SodaStream International Ltd.*	41,400	1,410,912

INDUSTRIAL MACHINERY—4.3%
Actuant Corp., Cl. A	140,740	3,166,650
Barnes Group, Inc.	131,200	3,053,024
CLARCOR, Inc.	33,400	1,619,232
RBC Bearings, Inc. *	79,900	3,235,950
		11,074,856
INTERNET RETAIL—0.9%
Shutterfly, Inc.*	59,000	2,458,530

INTERNET SOFTWARE & SERVICES—4.3%
Ancestry.com, Inc. *	72,900	1,659,933
comScore, Inc. *	110,600	2,334,766
LogMeIn, Inc. *	75,000	3,050,250
OpenTable, Inc. *	36,100	1,583,346
VistaPrint NV *	66,300	2,315,196
		10,943,491

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—0.1%
Stifel Financial Corp.*	6,200	$197,594

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	35,275	1,521,411
Six Flags Entertainment Corp.	85,200	3,058,680
		4,580,091
LEISURE PRODUCTS—0.7%
Brunswick Corp.	98,211	1,734,406

LIFE SCIENCES TOOLS & SERVICES—1.3%
Bruker Corp. *	129,500	1,868,685
PAREXEL International Corp. *	69,108	1,522,449
		3,391,134
MANAGED HEALTH CARE—1.6%
Centene Corp. *	27,000	949,050
Healthspring, Inc. *	58,500	3,155,490
		4,104,540
METAL & GLASS CONTAINERS—1.2%
Silgan Holdings, Inc.	82,370	3,092,170

OIL & GAS EQUIPMENT & SERVICES—2.5%
Complete Production Services, Inc. *	59,000	1,935,200
Dril-Quip, Inc. *	30,620	1,993,362
Key Energy Services, Inc. *	151,200	1,955,016
Lufkin Industries, Inc.	8,100	478,629
		6,362,207
OIL & GAS EXPLORATION & PRODUCTION—4.7%
Berry Petroleum Co.	29,800	1,029,590
Energy XXI Bermuda Ltd. *	75,500	2,217,435
Kodiak Oil & Gas Corp. *	155,000	1,071,050
Nothern Oil and Gas, Inc. *	58,500	1,413,945
Quicksilver Resources, Inc. *	179,600	1,382,920
Rosetta Resources, Inc. *	33,300	1,476,522
Stone Energy Corp. *	62,500	1,518,125
Swift Energy Co. *	63,700	1,950,494
		12,060,081
PACKAGED FOODS & MEATS—1.1%
Hain Celestial Group, Inc.*	81,920	2,749,235

PHARMACEUTICALS—1.8%
Medicis Pharmaceutical Corp., Cl. A	59,300	2,270,597
Salix Pharmaceuticals Ltd. *	29,100	996,821
Viropharma, Inc. *	62,400	1,262,976
		4,530,394
RAILROADS—1.3%
Genesee & Wyoming, Inc., Cl. A*	53,900	3,191,419

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	26,300	1,699,506

REGIONAL BANKS—2.0%
Signature Bank *	54,800	3,055,100

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—(CONT.)
Texas Capital Bancshares, Inc. *	78,300	$2,192,400
		5,247,500
RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	36,500	2,245,845

RESTAURANTS—1.0%
Cheesecake Factory, Inc., /The*	92,800	2,597,472

SECURITY & ALARM SERVICES—0.9%
Geo Group, Inc., /The*	123,870	2,258,150

SEMICONDUCTOR EQUIPMENT—1.0%
Novellus Systems, Inc.*	79,300	2,739,815

SEMICONDUCTORS—3.5%
Inphi Corp. *	127,900	1,412,016
Mellanox Technologies Ltd. *	79,061	2,558,414
Netlogic Microsystems, Inc. *	49,700	2,445,240
RF Micro Devices, Inc. *	344,300	2,527,162
		8,942,832
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	41,400	1,458,108

SPECIALTY CHEMICALS—1.4%
Cytec Industries, Inc.	19,400	866,598
Kraton Performance Polymers, Inc. *	26,900	529,392
Rockwood Holdings, Inc. *	49,500	2,278,980
		3,674,970
SPECIALTY STORES—1.3%
Teavana Holdings, Inc. *	31,800	726,948
Vitamin Shoppe, Inc. *	67,600	2,549,196
		3,276,144
SYSTEMS SOFTWARE—1.1%
Fortinet, Inc.*	126,800	2,924,008

THRIFTS & MORTGAGE FINANCE—1.1%
Northwest Bancshares, Inc.	222,400	2,773,328

TRADING COMPANIES & DISTRIBUTORS—1.0%
United Rentals, Inc.*	108,700	2,544,667

TOTAL COMMON STOCKS (Cost $230,445,378)		250,448,557

Total Investments (Cost $230,445,378)(a)	97.8%	250,448,557
Other Assets in Excess of Liabilities	2.2	5,586,323

NET ASSETS	100.0%	$256,034,880

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $230,568,243, amounted to $19,880,314 which consisted of aggregate gross unrealized appreciation of $37,022,618 and aggregate gross unrealized depreciation of $17,142,304.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—98.2%
ADVERTISING—0.9%
Focus Media Holding Ltd.#*	4,920	$133,726

AEROSPACE & DEFENSE—1.9%
AAR Corp.	6,815	135,823
Esterline Technologies Corp. *	2,610	145,899
		281,722
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
PVH Corp.	1,710	127,241
Vera Bradley, Inc. *	2,890	130,917
		258,158
APPAREL RETAIL—3.8%
ANN, Inc. *	7,090	188,878
Childrens Place Retail Stores, Inc., /The *	2,970	139,441
DSW, Inc., Cl. A	2,080	108,867
Express, Inc.	6,035	136,331
		573,517
APPLICATION SOFTWARE—5.6%
BroadSoft, Inc. *	3,505	126,180
Informatica Corp. *	2,525	114,888
Nice Systems Ltd. #*	5,230	187,025
QLIK Technologies, Inc. *	4,885	139,564
RealPage, Inc. *	4,715	124,240
SolarWinds, Inc. *	2,825	81,530
Tangoe, Inc. *	5,080	68,326
		841,753
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Affiliated Managers Group, Inc. *	1,595	147,713
Fortress Investment Group LLC, Cl. A *	19,735	70,454
		218,167
AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	11,820	167,135

BIOTECHNOLOGY—2.2%
Cubist Pharmaceuticals, Inc. *	2,010	75,998
Dendreon Corp. *	2,715	29,702
Human Genome Sciences, Inc. *	5,140	52,737
Optimer Pharmaceuticals, Inc. *	6,825	97,393
Pharmasset, Inc. *	1,165	82,016
		337,846
CABLE & SATELLITE—0.7%
Knology, Inc.*	7,925	113,565

COAL & CONSUMABLE FUELS—1.1%
Arch Coal, Inc.	9,195	167,533

COMMUNICATIONS EQUIPMENT—2.6%
Aruba Networks, Inc. *	4,925	116,673
Ciena Corp. *	4,255	56,081
Finisar Corp. *	4,410	90,361
Polycom, Inc. *	1,815	30,002

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Riverbed Technology, Inc. *	3,765	$103,839
		396,956
CONSUMER ELECTRONICS—0.3%
Skullcandy, Inc.*	2,755	43,391

DATA PROCESSING & OUTSOURCED SERVICES—0.6%
VeriFone Systems, Inc.*	2,190	92,440

DISTRIBUTORS—1.2%
LKQ Corp.*	6,010	175,372

DIVERSIFIED CHEMICALS—0.8%
Solutia, Inc.*	7,800	126,750

DIVERSIFIED METALS & MINING—0.7%
Globe Specialty Metals, Inc.	2,285	38,091
Molycorp, Inc. *	1,560	59,701
		97,792
EDUCATION SERVICES—0.7%
American Public Education, Inc.*	3,005	107,609

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	2,370	172,252

ELECTRICAL COMPONENTS & EQUIPMENT—3.9%
AMETEK, Inc.	4,472	176,733
GrafTech International Ltd. *	7,160	112,484
Thomas & Betts Corp. *	3,190	158,511
Woodward Governor Co.	4,360	147,717
		595,445
ELECTRONIC MANUFACTURING SERVICES—1.4%
Fabrinet *	4,151	51,472
Trimble Navigation Ltd. *	3,795	153,356
		204,828
ENVIRONMENTAL & FACILITIES SERVICES—2.5%
Clean Harbors, Inc. *	3,335	194,330
Waste Connections, Inc.	5,210	177,401
		371,731
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	4,095	149,508

FOOD RETAIL—0.7%
Fresh Market, Inc., /The*	2,715	108,600

FOOTWEAR—0.7%
Deckers Outdoor Corp.*	950	109,478

GOLD—0.6%
AuRico Gold, Inc.*	8,800	85,624

HEALTH CARE EQUIPMENT—3.8%
HeartWare International, Inc. *	1,760	119,557
Insulet Corp. *	8,330	135,945
MAKO Surgical Corp. *	3,515	135,152
Sirona Dental Systems, Inc. *	2,550	122,145

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Volcano Corp. *	2,720	$67,810
		580,609
HEALTH CARE FACILITIES—0.9%
Universal Health Services, Inc., Cl. B	3,225	128,903

HEALTH CARE SERVICES—2.6%
Catalyst Health Solutions, Inc. *	2,260	124,232
IPC The Hospitalist Co., Inc. *	2,555	107,131
Team Health Holdings, Inc. *	8,185	166,320
		397,683
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	5,840	134,495

HEALTH CARE TECHNOLOGY—0.6%
Medidata Solutions, Inc.*	4,985	89,630

HOME FURNISHING RETAIL—0.9%
Williams-Sonoma, Inc.	3,485	130,827

HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	3,605	71,379

HOMEBUILDING—0.3%
Toll Brothers, Inc.*	2,530	44,123

HOTELS RESORTS & CRUISE LINES—0.8%
Interval Leisure Group*	9,045	124,912

HOUSEHOLD APPLIANCES—0.5%
SodaStream International Ltd.*	2,125	72,420

HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co., Inc.	3,600	159,048

INDUSTRIAL CONGLOMERATES—0.5%
McDermott International, Inc.*	6,350	69,723

INDUSTRIAL MACHINERY—4.1%
Actuant Corp., Cl. A	7,255	163,237
Barnes Group, Inc.	7,780	181,041
RBC Bearings, Inc. *	3,685	149,242
SPX Corp.	2,455	134,068
		627,588
INTERNET RETAIL—0.9%
Shutterfly, Inc.*	3,330	138,761

INTERNET SOFTWARE & SERVICES—6.0%
Ancestry.com, Inc. *	4,300	97,911
Cornerstone OnDemand, Inc. *	7,905	113,911
IAC/InterActiveCorp. *	4,375	178,631
LogMeIn, Inc. *	4,175	169,797
OpenTable, Inc. *	1,865	81,799
SPS Commerce, Inc. *	8,075	157,947
VistaPrint NV *	3,300	115,236
		915,232

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—1.1%
Gartner, Inc.*	4,145	$159,665

LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	4,340	155,806

LEISURE PRODUCTS—0.5%
Brunswick Corp.	4,755	83,973

LIFE SCIENCES TOOLS & SERVICES—0.7%
PAREXEL International Corp.*	4,710	103,761

MANAGED HEALTH CARE—1.2%
Centene Corp. *	1,080	37,962
Coventry Health Care, Inc. *	4,695	149,348
		187,310
METAL & GLASS CONTAINERS—1.5%
Ball Corp.	2,215	76,573
Silgan Holdings, Inc.	4,175	156,729
		233,302
MORTGAGE REITS—0.4%
American Capital Agency Corp.	2,270	62,448

OFFICE REITS—0.5%
Digital Realty Trust, Inc.	1,260	78,536

OIL & GAS DRILLING—0.7%
Helmerich & Payne, Inc.	1,930	102,637

OIL & GAS EQUIPMENT & SERVICES—0.7%
Oil States International, Inc.*	1,430	99,542

OIL & GAS EXPLORATION & PRODUCTION—5.2%
Brigham Exploration Co. *	5,095	185,534
Energy XXI Bermuda Ltd. *	2,945	86,495
Kodiak Oil & Gas Corp. *	15,720	108,625
Plains Exploration & Production Co. *	3,625	114,188
Resolute Entergy Corp. *	6,765	87,945
SM Energy Co.	1,650	136,801
Swift Energy Co. *	2,445	74,866
		794,454
OIL & GAS REFINING & MARKETING—0.5%
HollyFrontier Corp.	2,585	79,334

PACKAGED FOODS & MEATS—0.9%
Hain Celestial Group, Inc.*	4,075	136,757

RAILROADS—1.1%
Genesee & Wyoming, Inc., Cl. A*	2,890	171,117

REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	1,425	92,083

REGIONAL BANKS—1.1%
Signature Bank*	3,100	172,825

RESEARCH & CONSULTING SERVICES—1.0%
IHS, Inc., Cl. A*	1,895	159,161

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—0.6%
Dunkin’ Brands Group, Inc.*	3,345	$97,373

RETAIL REITS—0.8%
Macerich Co., /The	2,310	114,945

SECURITY & ALARM SERVICES—0.7%
Geo Group, Inc., /The*	6,010	109,562

SEMICONDUCTOR EQUIPMENT—1.0%
Novellus Systems, Inc.*	4,315	149,083

SEMICONDUCTORS—4.9%
Atmel Corp. *	10,600	111,936
Cypress Semiconductor Corp. *	5,370	102,621
Mellanox Technologies Ltd. *	4,820	155,975
Netlogic Microsystems, Inc. *	2,900	142,680
ON Semiconductor Corp. *	14,370	108,781
Skyworks Solutions, Inc. *	6,440	127,576
		749,569
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	2,605	91,748

SPECIALTY CHEMICALS—0.9%
Rockwood Holdings, Inc.*	3,090	142,264

SPECIALTY STORES—1.1%
Teavana Holdings, Inc. *	2,625	60,007
Vitamin Shoppe, Inc. *	2,835	106,908
		166,915
SYSTEMS SOFTWARE—2.2%
Fortinet, Inc. *	6,490	149,660
MICROS Systems, Inc. *	3,855	189,743
		339,403
THRIFTS & MORTGAGE FINANCE—1.0%
Northwest Bancshares, Inc.	11,595	144,590

TRADING COMPANIES & DISTRIBUTORS—0.9%
United Rentals, Inc.*	5,535	129,575

WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	4,935	187,974

TOTAL COMMON STOCKS (Cost $13,053,606)		14,911,943

Total Investments (Cost $13,053,606)(a)	98.2%	14,911,943
Other Assets in Excess of Liabilities	1.8	270,641

NET ASSETS	100.0%	$15,182,584

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $13,096,370, amounted to $1,815,573 which consisted of aggregate gross unrealized appreciation of $2,610,473 and aggregate gross unrealized depreciation of $794,900.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—81.8%
BIOTECHNOLOGY—13.8%
Alexion Pharmaceuticals, Inc. *	67,950	$4,587,305
Arqule, Inc. *	190,500	1,106,805
Cubist Pharmaceuticals, Inc. *	107,600	4,068,356
Dendreon Corp. *	140,200	1,533,788
Gilead Sciences, Inc. *	141,500	5,894,890
Human Genome Sciences, Inc. *	140,650	1,443,069
Optimer Pharmaceuticals, Inc. *	448,142	6,394,986
Pharmasset, Inc. *	36,850	2,594,240
United Therapeutics Corp. *	69,600	3,043,608
		30,667,047
DRUG RETAIL—3.8%
CVS Caremark Corp.^	231,100	8,388,930

HEALTH CARE EQUIPMENT—10.3%
Arthrocare Corp. *	47,600	1,435,140
Covidien PLC	68,050	3,201,072
Edwards Lifesciences Corp. *	15,250	1,150,155
Hospira, Inc. *	87,850	2,762,883
Insulet Corp. *	107,960	1,761,907
MAKO Surgical Corp. *	55,750	2,143,587
Medtronic, Inc.	194,800	6,767,352
Stryker Corp.	40,150	1,923,587
Thoratec Corp. *	19,500	711,945
Volcano Corp. *	38,959	971,248
		22,828,876
HEALTH CARE FACILITIES—4.7%
Community Health Systems, Inc. *	18,650	326,002
HCA Holdings, Inc. *	50,650	1,187,742
Healthsouth Corp. *	124,500	2,198,670
Tenet Healthcare Corporation *	911,800	4,312,814
Universal Health Services, Inc., Cl. B	61,350	2,452,160
		10,477,388
HEALTH CARE SERVICES—1.8%
Express Scripts, Inc. *	23,500	1,074,655
Medco Health Solutions, Inc. *	32,700	1,793,922
Team Health Holdings, Inc. *	49,200	999,744
		3,868,321
HEALTH CARE SUPPLIES—1.1%
Align Technology, Inc.*	104,950	2,416,998

HEALTH CARE TECHNOLOGY—4.3%
Agilent Technologies, Inc. *	103,600	3,840,452
Allscripts Healthcare Solutions, Inc. *	69,100	1,323,265
Cerner Corp. *	17,200	1,090,996
Medidata Solutions, Inc. *	89,400	1,607,412
SXC Health Solutions Corp. *	33,100	1,549,742
		9,411,867
LIFE SCIENCES TOOLS & SERVICES—1.9%
Bruker Corp. *	36,150	521,644

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—(CONT.)
Life Technologies Corp. *	87,700	$3,566,759
		4,088,403
MANAGED HEALTH CARE—12.6%
Aetna, Inc.	190,650	7,580,244
CIGNA Corp.	170,700	7,568,838
Healthspring, Inc. *	53,550	2,888,487
Humana, Inc.	67,000	5,687,630
UnitedHealth Group, Inc.	88,500	4,247,115
		27,972,314
PHARMACEUTICALS—27.5%
Abbott Laboratories	48,550	2,615,388
Allergan, Inc.	75,550	6,355,266
Bristol-Myers Squibb Co.	93,800	2,963,142
GlaxoSmithKline PLC #	59,450	2,662,765
Johnson & Johnson	151,700	9,767,963
Medicis Pharmaceutical Corp., Cl. A	134,290	5,141,964
Mylan, Inc. *	122,200	2,391,454
Pfizer, Inc. ^	489,950	9,436,437
Roche Holding AG (L2)	42,650	6,997,162
Sagent Pharmaceuticals, Inc. *	19,250	491,838
Sanofi #	64,450	2,304,088
Shire PLC #	70,100	6,610,430
Valeant Pharmaceuticals International, Inc.	81,654	3,230,232
		60,968,129
TOTAL COMMON STOCKS (Cost $164,756,492)		181,088,273

CONVERTIBLE PREFERRED STOCK—1.4%
BIOTECHNOLOGY—1.4%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	34,186	368,525
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	3,418	36,846
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	102,471	1,104,638
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(a)	34,186	368,525
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(d)	181,700	1,271,900
		3,150,434
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,689,998)		3,150,434

	CONTRACTS
PURCHASED OPTIONS—0.1%
PUT OPTIONS—0.1%
Health Care Select Sector SPDR Fund/ December/ 34 (Cost $282,556)	2,500	252,500

Total Investments (Cost $166,729,046)(e)	83.3%	184,491,207
Other Assets in Excess of Liabilities	16.7	37,038,543

NET ASSETS	100.0%	$221,529,750

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $197,869 and represents 0.2% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $19,783 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $593,102 and represents 0.5% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $681,375 and represents 0.6% of the net assets of the Fund.

(e)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $166,946,171, amounted to $17,545,036 which consisted of aggregate gross unrealized appreciation of $26,915,186 and aggregate gross unrealized depreciation of $9,370,150.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
CALL OPTIONS WRITTEN
CVS Caremark Corp./ November/ 38	1,150	115,000	$39,100
Pfizer, Inc./ November/ 21	3,500	350,000	14,000
TOTAL CALL OPTIONS WRITTEN (Premiums Received $119,583)			53,100
TOTAL OPTIONS WRITTEN (Premiums Received $119,583)			$53,100

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—95.6%
AEROSPACE & DEFENSE—2.0%
Boeing Co., /The	9,320	$613,163
General Dynamics Corp.	8,700	558,453
		1,171,616
AIR FREIGHT & LOGISTICS—1.4%
United Parcel Service, Inc., Cl. B	11,500	807,760

ASSET MANAGEMENT & CUSTODY BANKS—2.8%
BlackRock, Inc.	3,300	520,707
Blackstone Group LP	40,800	600,168
KKR & Co., LP	38,800	523,024
		1,643,899
AUTO PARTS & EQUIPMENT—0.8%
Johnson Controls, Inc.	13,700	451,141

CABLE & SATELLITE—1.4%
Comcast Corp., Cl. A	35,600	818,800

COAL & CONSUMABLE FUELS—0.5%
Arch Coal, Inc.	16,500	300,630

COMMUNICATIONS EQUIPMENT—3.3%
Cisco Systems, Inc.	30,800	570,724
Corning, Inc.	34,600	494,434
QUALCOMM, Inc.	16,900	872,040
		1,937,198
COMPUTER HARDWARE—3.3%
Apple, Inc.*	4,765	1,928,777

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Caterpillar, Inc.	7,500	708,450

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Automatic Data Processing, Inc.	10,100	528,533

DIVERSIFIED BANKS—1.1%
Wells Fargo & Co.	24,700	639,977

DIVERSIFIED CHEMICALS—1.7%
Dow Chemical Co., /The	14,900	415,412
EI Du Pont de Nemours & Co.	11,500	552,805
		968,217
DIVERSIFIED METALS & MINING—0.8%
Southern Copper Corp.	15,600	478,608

DRUG RETAIL—2.0%
CVS Caremark Corp.	21,800	791,340
Walgreen Co.	11,100	368,520
		1,159,860
ELECTRIC UTILITIES—1.6%
Southern Co.	20,900	902,880

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Emerson Electric Co.	7,100	341,652

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services, Inc.	16,400	$466,744

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Monsanto Co.	7,400	538,350

FOOTWEAR—0.7%
NIKE, Inc., Cl. B	4,300	414,305

GENERAL MERCHANDISE STORES—1.1%
Target Corp.	12,000	657,000

HEALTH CARE EQUIPMENT—1.0%
Medtronic, Inc.	16,400	569,736

HOME IMPROVEMENT RETAIL—1.7%
Home Depot, Inc.	27,600	988,080

HOTELS RESORTS & CRUISE LINES—0.8%
Carnival Corp.	13,200	464,772

HOUSEHOLD PRODUCTS—2.1%
Procter & Gamble Co., /The	18,825	1,204,612

HYPERMARKETS & SUPER CENTERS—1.4%
Wal-Mart Stores, Inc.	14,800	839,456

INDUSTRIAL CONGLOMERATES—2.4%
General Electric Co.	58,800	982,548
Tyco International Ltd.	9,300	423,615
		1,406,163
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	6,000	516,840

INDUSTRIAL MACHINERY—0.8%
Eaton Corp.	10,100	452,682

INTEGRATED OIL & GAS—9.0%
Chevron Corp.	10,900	1,145,045
ConocoPhillips	21,300	1,483,545
Exxon Mobil Corp.	15,900	1,241,631
Royal Dutch Shell PLC #	19,200	1,361,472
		5,231,693
INTEGRATED TELECOMMUNICATION SERVICES—3.5%
AT&T, Inc.	23,500	688,785
Verizon Communications, Inc.	35,800	1,323,884
		2,012,669
INTERNET SOFTWARE & SERVICES—1.8%
Google, Inc., Cl. A*	1,705	1,010,451

INVESTMENT BANKING & BROKERAGE—0.6%
Lazard Ltd., Cl. A	13,200	360,888

IT CONSULTING & OTHER SERVICES—1.9%
International Business Machines Corp.	5,800	1,070,854

MANAGED HEALTH CARE—0.9%
Aetna, Inc.	13,200	524,832

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MORTGAGE REITS—0.9%
Annaly Capital Management, Inc.	31,600	$532,460

MOVIES & ENTERTAINMENT—0.7%
Time Warner, Inc.	12,300	430,377

MULTI-UTILITIES—1.0%
Consolidated Edison, Inc.	10,100	584,487

OFFICE REITS—0.7%
Digital Realty Trust, Inc.	6,200	386,446

OIL & GAS STORAGE & TRANSPORTATION—3.4%
El Paso Pipeline Partners LP	15,200	506,616
Enterprise Products Partners LP	13,500	605,205
Inergy LP	12,700	364,617
Magellan Midstream Partners LP	7,600	485,716
		1,962,154
OTHER DIVERSIFIED FINANCIAL SERVICES—2.3%
BM&F Bovespa SA	94,300	562,993
JPMorgan Chase & Co.	21,800	757,768
		1,320,761
PACKAGED FOODS & MEATS—1.2%
Kraft Foods, Inc., Cl. A	20,000	703,600

PAPER PRODUCTS—1.3%
International Paper Co.	17,900	495,830
MeadWestvaco Corp.	9,500	265,145
		760,975
PHARMACEUTICALS—7.0%
Bristol-Myers Squibb Co.	20,900	660,231
Johnson & Johnson	19,700	1,268,483
Novartis AG #	9,500	536,465
Pfizer, Inc.	56,659	1,091,252
Teva Pharmaceutical Industries Ltd. #	12,200	498,370
		4,054,801
RAILROADS—1.0%
CSX Corp.	26,000	577,460

REGIONAL BANKS—0.8%
M&T Bank Corp.	5,900	449,049

RESTAURANTS—1.4%
McDonald’s Corp.	8,400	779,940

SEMICONDUCTOR EQUIPMENT—0.9%
Kla-Tencor Corp.	11,100	522,699

SEMICONDUCTORS—2.7%
Intel Corp.	21,700	532,518
Microchip Technology, Inc.	16,300	589,408
Xilinx, Inc.	13,300	445,018
		1,566,944
SOFT DRINKS—3.8%
Coca-Cola Co., /The	14,700	1,004,304

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOFT DRINKS—(CONT.)
PepsiCo, Inc.	19,200	$1,208,640
		2,212,944
SPECIALIZED FINANCE—0.8%
CME Group, Inc.	1,590	438,141

SPECIALIZED REITS—1.0%
Plum Creek Timber Co., Inc.	16,200	610,092

SYSTEMS SOFTWARE—3.3%
Microsoft Corp.	35,600	948,028
Oracle Corp.	30,200	989,654
		1,937,682
THRIFTS & MORTGAGE FINANCE—0.7%
New York Community Bancorp, Inc.	31,500	419,265

TOBACCO—3.0%
Altria Group, Inc.	25,515	702,938
Philip Morris International, Inc.	14,815	1,035,124
		1,738,062
TOTAL COMMON STOCKS (Cost $55,139,556)		55,506,464

Total Investments (Cost $55,139,556)(a)	95.6%	55,506,464
Other Assets in Excess of Liabilities	4.4	2,525,965

NET ASSETS	100.0%	$58,032,429

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $55,041,396, amounted to $465,068 which consisted of aggregate gross unrealized appreciation of $3,636,833 and aggregate gross unrealized depreciation of $3,171,765.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2011

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$889,703	$301,560	$228,156
Cash and cash equivalents#	23,575	28,376	4,197
Receivable for investment securities sold	29,023	3,019	26,421
Receivable for shares of beneficial interest sold	4,839	351	123
Dividends and interest receivable	789	213	31
Receivable from Investment Manager	1	—	—
Prepaid expenses	108	57	45
Total Assets	948,038	333,576	258,973
LIABILITIES:
Payable for investment securities purchased	25,388	524	16,191
Written options outstanding, at value**	—	—	396
Payable for shares of beneficial interest redeemed	1,211	276	1,449
Accrued investment advisory fees	603	192	149
Accrued transfer agent fees	334	106	146
Accrued distribution fees	285	131	95
Accrued administrative fees	21	8	5
Accrued shareholder servicing fees	12	4	3
Accrued other expenses	197	122	159
Total Liabilities	28,051	1,363	18,593
NET ASSETS	$919,987	$332,213	$240,380
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	978,950	398,238	377,886
Undistributed net investment income (accumulated loss)	9	9	(587)
Undistributed net realized gain (accumulated realized loss)	(86,615)	(83,380)	(115,843)
Net unrealized appreciation (depreciation) on investments	27,643	17,346	(21,076)
NET ASSETS	$919,987	$332,213	$240,380

*Identified cost	$862,060	$284,214	$249,158
**Written options premiums received	$—	$—	$321

#Alger Mid Cap Growth Fund Includes restricted cash of $1,115,200 held as collateral for written options.

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$867,204	$250,449	$14,912	$184,491	$55,506
Cash and cash equivalents#	26,473	5,456	315	38,715	2,334
Receivable for investment securities sold	8,114	4,713	132	1,033	217
Receivable for shares of beneficial interest sold	3,853	284	21	617	203
Dividends and interest receivable	158	20	2	174	101
Receivable from Investment Manager	—	—	26	—	—
Prepaid expenses	125	54	40	40	28
Total Assets	905,927	260,976	15,448	225,070	58,389
LIABILITIES:
Payable for investment securities purchased	4,959	4,148	72	2,381	161
Written options outstanding, at value**	—	—	—	53	—
Payable for shares of beneficial interest redeemed	1,813	304	119	675	41
Accrued investment advisory fees	585	118	11	152	28
Accrued transfer agent fees	361	154	13	87	34
Accrued distribution fees	221	67	4	92	22
Accrued administrative fees	20	6	—	5	1
Accrued shareholder servicing fees	9	3	—	3	1
Accrued other expenses	204	141	46	92	69
Total Liabilities	8,172	4,941	265	3,540	357
NET ASSETS	$897,755	$256,035	$15,183	$221,530	$58,032
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	828,824	253,754	12,277	204,956	66,580
Undistributed net investment income (accumulated loss)	(3)	(32)	—	—	100
Undistributed net realized gain (accumulated realized loss)	(19,828)	(17,690)	1,048	(1,259)	(9,015)
Net unrealized appreciation (depreciation) on investments	88,762	20,003	1,858	17,833	367
NET ASSETS	$897,755	$256,035	$15,183	$221,530	$58,032

*Identified cost	$778,441	$230,445	$13,054	$166,729	$55,140
**Written options premiums received	$—	$—	$—	$120	$—

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2011 (Continued)

(in thousands) except for Net Asset Value and Offering Price Per Share

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS
Class A	$753,348	$201,449	$165,315
Class B	$37,124	$88,496	$48,334
Class C	$127,186	$21,436	$26,731
Class I	$—	$—	$—
Class Z	$2,329	$20,832	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	51,467	16,916	25,376
Class B	2,864	8,320	8,854
Class C	9,782	2,022	4,921
Class I	—	—	—
Class Z	159	1,744	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$14.64	$11.91	$6.51
Class A — Offering Price Per Share (includes 5.25% sales charge)	$15.45	$12.57	$6.88
Class B — Net Asset Value Per Share	$12.96	$10.64	$5.46
Class C — Net Asset Value Per Share	$13.00	$10.60	$5.43
Class I — Net Asset Value Per Share	—	—	—
Class Z — Net Asset Value Per Share	$14.68	$11.94	—

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS
Class A	$377,947	$194,799	$8,851	$148,445	$41,446
Class B	$10,998	$15,954	$—	$13,878	$6,780
Class C	$64,597	$19,145	$2,293	$59,207	$9,806
Class I	$420,089	$—	$2,075	$—	$—
Class Z	$24,124	$26,137	$1,964	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	24,825	27,364	818	7,676	1,907
Class B	780	2,544	—	777	314
Class C	4,574	3,053	218	3,311	455
Class I	27,360	—	190	—	—
Class Z	1,579	3,659	181	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$15.22	$7.12	$10.82	$19.34	$21.74
Class A — Offering Price Per Share (includes 5.25% sales charge)	$16.07	$7.51	$11.42	$20.41	$22.94
Class B — Net Asset Value Per Share	$14.09	$6.27	—	$17.85	$21.61
Class C — Net Asset Value Per Share	$14.12	$6.27	$10.52	$17.88	$21.54
Class I — Net Asset Value Per Share	$15.35	—	$10.90	—	—
Class Z — Net Asset Value Per Share	$15.28	$7.14	$10.85	—	—

THE ALGER FUNDS

Statements of Operations (in thousands)

For the year ended October 31, 2011

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
INCOME
Dividends (net of foreign withholding taxes*)	$10,194	$4,605	$1,464
Interest	30	6	(9)
Other	14	207	13
Total Income	10,238	4,818	1,468
EXPENSES
Advisory fees—Note 3(a)	7,408	2,358	2,248
Distribution fees—Note3(b):
Class A	1,854	499	511
Class B	435	946	589
Class C	1,293	244	327
Class I	—	—	—
Administrative fees—Note 3(a)	251	91	81
Custodian fees	113	48	75
Interest expenses	—	—	5
Transfer agent fees and expenses—Note 3(e)	1,368	683	570
Printing fees	205	146	119
Professional fees	80	112	97
Registration fees	136	91	57
Trustee fees—Note 3(f)	21	20	20
Miscellaneous	183	76	82
Total Expenses	13,347	5,314	4,781
Less, expense reimbursements/waivers Note 3(a)	(11)	(2)	—
Net Expenses	13,336	5,312	4,781
NET INVESTMENT INCOME (LOSS)	(3,098)	(494)	(3,313)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	85,890	22,264	45,202
Net realized gain (loss) on foreign currency transactions	(247)	(78)	(126)
Net realized gain on options written	78	—	1,574
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(11,940)	(4,132)	(34,817)
Net change in unrealized appreciation (depreciation) on written options	—	—	331
Net realized and unrealized gain on investments, options and foreign currency	73,781	18,054	12,164
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,683	$17,560	$8,851

*Foreign withholding taxes	$148	$48	$16

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME
Dividends (net of foreign withholding taxes*)	$3,792	$774	$47	$2,074	$1,308
Interest	29	2	—	26	370
Other	—	29	—	—	21
Total Income	3,821	805	47	2,100	1,699
EXPENSES
Advisory fees—Note 3(a)	7,829	2,668	143	1,916	370
Distribution fees—Note3(b):
Class A	1,353	681	26	392	99
Class B	129	192	—	160	89
Class C	730	229	27	637	102
Class I	820	—	9	—	—
Administrative fees—Note 3(a)	266	91	5	65	16
Custodian fees	78	60	29	37	37
Interest expenses	—	6	—	—	—
Transfer agent fees and expenses—Note 3(e)	1,350	643	53	372	134
Printing fees	273	132	9	62	32
Professional fees	78	106	26	41	27
Registration fees	186	92	59	49	34
Trustee fees—Note 3(f)	21	20	19	19	19
Miscellaneous	184	83	20	58	31
Total Expenses	13,297	5,003	425	3,808	990
Less, expense reimbursements/waivers Note 3(a)	(7)	(62)	(161)	—	(18)
Net Expenses	13,290	4,941	264	3,808	972
NET INVESTMENT INCOME (LOSS)	(9,469)	(4,136)	(217)	(1,708)	727

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	79,356	61,887	1,795	17,045	5,100
Net realized gain (loss) on foreign currency transactions	—	1	—	(22)	(15)
Net realized gain on options written	—	—	—	191	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(25,036)	(26,053)	(1,066)	7,124	(3,023)
Net change in unrealized appreciation (depreciation) on written options	—	—	—	67	—
Net realized and unrealized gain on investments, options and foreign currency	54,320	35,835	729	24,405	2,062
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,851	$31,699	$512	$22,697	$2,789

*Foreign withholding taxes	$14	$—	$—	$94	$5

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment income (loss)	$(3,098)	$(2,843)
Net realized gain on investments, options and foreign currency	85,721	94,948
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(11,940)	29,687
Net increase in net assets resulting from operations	70,683	121,792
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	22,501	32,701
Class B	(11,903)	(14,421)
Class C	(5,644)	10,033
Class I	—	—
Class Z	2,021	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	6,975	28,313
Total increase (decrease)	77,658	150,105
Net Assets:
Beginning of period	842,329	692,224
END OF PERIOD	$919,987	$842,329
Undistributed net investment income (accumulated loss)	$9	$278

See Notes to Financial Statements.

	Alger Large Cap Growth Fund		Alger Mid Cap Growth Fund		Alger SMid Cap Growth Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment income (loss)	$(494)	$699	$(3,313)	$(1,461)	$(9,469)	$(6,930)
Net realized gain on investments, options and foreign currency	22,186	10,438	46,650	50,127	79,356	61,075
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(4,132)	29,949	(34,486)	13,676	(25,036)	103,066
Net increase in net assets resulting from operations	17,560	41,086	8,851	62,342	44,851	157,211
Dividends and distributions to shareholders from:
Net investment income
Class A	(701)	(147)	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class Z	—	—	—	—	—	—
Total dividends and distributions to shareholders	(701)	(147)	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	10,578	25,099	(51,940)	(47,767)	(268,988)	88,865
Class B	(24,470)	(6,280)	(16,772)	(12,755)	(1,246)	(515)
Class C	(5,211)	(3,579)	(7,970)	(8,046)	(7,470)	4,925
Class I	—	—	—	—	248,560	6,836
Class Z	21,341	—	—	—	22,832	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	2,238	15,240	(76,682)	(68,568)	(6,312)	100,111
Total increase (decrease)	19,097	56,179	(67,831)	(6,226)	38,539	257,322
Net Assets:
Beginning of period	313,116	256,937	308,211	314,437	859,216	601,894
END OF PERIOD	$332,213	$313,116	$240,380	$308,211	$897,755	$859,216
Undistributed net investment income (accumulated loss)	$9	$700	$(587)	$(599)	$(3)	$11

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment income (loss)	$(4,136)	$(4,058)
Net realized gain on investments, options and foreign currency	61,888	27,706
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(26,053)	57,521
Net increase in net assets resulting from operations	31,699	81,169
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(134,818)	(55,280)
Class B	(7,699)	(5,233)
Class C	(5,723)	(2,042)
Class I	—	—
Class Z	28,739	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(119,501)	(62,555)
Total increase (decrease)	(87,802)	18,614
Net Assets:
Beginning of period	343,837	325,223
END OF PERIOD	$256,035	$343,837
Undistributed net investment income (accumulated loss)	$(32)	$22

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Growth & Income Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment income (loss)	$(217)	$(145)	$(1,708)	$(2,224)	$727	$1,096
Net realized gain on investments, options and foreign currency	1,795	630	17,214	25,211	5,085	555
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(1,066)	2,042	7,191	1,490	(3,023)	5,042
Net increase in net assets resulting from operations	512	2,527	22,697	24,477	2,789	6,693
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(1,190)	(712)
Class B	—	—	—	—	(138)	(132)
Class C	—	—	—	—	(166)	(156)
Class I	—	—	—	—	—	—
Class Z	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	—	—	(1,494)	(1,000)
Increase (decrease) from shares of beneficial interest transactions:
Class A	194	1,222	(22,719)	(26,635)	(477)	2,212
Class B	—	—	(4,458)	(1,954)	(3,858)	(5,170)
Class C	(114)	423	(11,928)	(9,922)	(1,727)	(1,125)
Class I	(596)	532	—	—	—	—
Class Z	1,898	—	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	1,382	2,177	(39,105)	(38,511)	(6,062)	(4,083)
Total increase (decrease)	1,894	4,704	(16,408)	(14,034)	(4,767)	1,610
Net Assets:
Beginning of period	13,289	8,585	237,938	251,972	62,799	61,189
END OF PERIOD	$15,183	$13,289	$221,530	$237,938	$58,032	$62,799
Undistributed net investment income (accumulated loss)	$—	$—	$—	$—	$100	$835

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.48	$11.48	$9.24	$15.66	$11.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	(0.02)	0.01	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	1.19	2.02	2.23	(6.37)	4.70
Total from investment operations	1.16	2.00	2.24	(6.42)	4.61
Net asset value, end of period	$14.64	$13.48	$11.48	$9.24	$15.66
Total return (ii)	8.6%	17.4%	24.2%	(41.0)%	41.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$753,348	$673,841	$543,395	$400,523	$452,152
Ratio of gross expenses to average net assets	1.31%	1.32%	1.43%	1.35%	1.44%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.31%	1.32%	1.43%	1.35%	1.44%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.19)%	0.15%	(0.40)%	(0.69)%
Portfolio turnover rate	163.79%	211.96%	318.87%	288.74%	251.53%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$12.04	$10.34	$8.40	$14.35	$10.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.12)	(0.07)	(0.14)	(0.17)
Net realized and unrealized gain (loss) on investments	1.06	1.82	2.01	(5.81)	4.32
Total from investment operations	0.92	1.70	1.94	(5.95)	4.15
Net asset value, end of period	$12.96	$12.04	$10.34	$8.40	$14.35
Total return (ii)	7.6%	16.4%	23.0%	(41.5)%	40.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,124	$45,294	$52,055	$59,164	$186,431
Ratio of gross expenses to average net assets	2.15%	2.20%	2.40%	2.09%	2.21%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.15%	2.20%	2.40%	2.09%	2.21%
Ratio of net investment income (loss) to average net assets	(1.04)%	(1.05)%	(0.76)%	(1.15)%	(1.42)%
Portfolio turnover rate	163.79%	211.96%	318.87%	288.74%	251.53%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C					Class Z
						From 12/29/2010 (commencement of
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	operations) to 10/31/2011(i)
Net asset value, beginning of period	$12.07	$10.36	$8.40	$14.34	$10.19	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.13)	(0.11)	(0.06)	(0.14)	(0.17)	0.03
Net realized and unrealized gain (loss) on investments	1.06	1.82	2.02	(5.80)	4.32	0.13
Total from investment operations	0.93	1.71	1.96	(5.94)	4.15	0.16
Net asset value, end of period	$13.00	$12.07	$10.36	$8.40	$14.34	$14.68
Total return (iii)	7.7%	16.5%	23.3%	(41.4)%	40.7%	1.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$127,186	$123,194	$96,774	$73,255	$94,265	$2,329
Ratio of gross expenses to average net assets	2.09%	2.09%	2.21%	2.10%	2.19%	7.14%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(6.17)%
Ratio of net expenses to average net assets	2.09%	2.09%	2.21%	2.10%	2.19%	0.97%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.97)%	(0.63)%	(1.15)%	(1.44)%	0.25%
Portfolio turnover rate	163.79%	211.96%	318.87%	288.74%	251.53%	163.79%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$11.25	$9.72	$8.20	$14.25	$11.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	0.06	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.69	1.48	1.49	(6.04)	3.13
Total from investment operations	0.70	1.54	1.52	(6.05)	3.12
Dividends from net investment income	(0.04)	(0.01)	—	—	—
Net asset value, end of period	$11.91	$11.25	$9.72	$8.20	$14.25
Total return (ii)	6.3%	15.9%	18.5%	(42.5)%	28.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$201,449	$180,267	$132,551	$136,464	$224,617
Ratio of gross expenses to average net assets	1.41%	1.38%	1.50%	1.30%	1.34%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.41%	1.38%	1.50%	1.30%	1.34%
Ratio of net investment income (loss) to average net assets	0.05%	0.54%	0.39%	(0.10)%	(0.08)%
Portfolio turnover rate	66.70%	61.58%	88.21%	181.48%	171.78%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$10.07	$8.75	$7.42	$12.99	$10.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.01)	(0.02)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.62	1.33	1.35	(5.48)	2.86
Total from investment operations	0.57	1.32	1.33	(5.57)	2.77
Net asset value, end of period	$10.64	$10.07	$8.75	$7.42	$12.99
Total return (ii)	5.7%	15.1%	17.9%	(42.9)%	27.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$88,496	$107,663	$99,170	$94,253	$206,695
Ratio of gross expenses to average net assets	1.96%	2.00%	2.13%	2.05%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.96%	2.00%	2.13%	2.05%	2.10%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.10)%	(0.25)%	(0.87)%	(0.81)%
Portfolio turnover rate	66.70%	61.58%	88.21%	181.48%	171.78%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C					Class Z
						From 12/29/2010 (commencement of
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.05	$8.73	$7.42	$12.98	$10.21	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	(0.02)	(0.02)	(0.09)	(0.09)	0.04
Net realized and unrealized gain (loss) on investments	0.62	1.34	1.33	(5.47)	2.86	0.07
Total from investment operations	0.55	1.32	1.31	(5.56)	2.77	0.11
Net asset value, end of period	$10.60	$10.05	$8.73	$7.42	$12.98	$11.94
Total return (iii)	5.5%	15.1%	17.7%	(42.8)%	27.1%	0.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,436	$25,186	$25,216	$25,902	$44,993	$20,832
Ratio of gross expenses to average net assets	2.09%	2.08%	2.20%	2.05%	2.09%	1.01%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%
Ratio of net expenses to average net assets	2.09%	2.08%	2.20%	2.05%	2.09%	0.99%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.16)%	(0.31)%	(0.86)%	(0.82)%	0.37%
Portfolio turnover rate	66.70%	61.58%	88.21%	181.48%	171.78%	66.70%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.39	$5.24	$4.26	$11.36	$8.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.01)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.18	1.16	1.01	(5.23)	3.46
Total from investment operations	0.12	1.15	0.98	(5.28)	3.39
Distributions from net realized gains	—	—	—	(1.82)	(0.96)
Net asset value, end of period	$6.51	$6.39	$5.24	$4.26	$11.36
Total return (ii)	1.9%	21.7%	23.0%	(54.9)%	41.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$165,315	$210,641	$215,190	$197,507	$445,903
Ratio of gross expenses to average net assets	1.38%	1.38%	1.49%	1.30%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.38%	1.38%	1.49%	1.30%	1.33%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.21)%	(0.78)%	(0.67)%	(0.69)%
Portfolio turnover rate	245.44%	195.64%	297.11%	328.95%	279.32%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$5.39	$4.46	$3.66	$10.09	$8.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.05)	(0.06)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.16	0.98	0.86	(4.52)	3.08
Total from investment operations	0.07	0.93	0.80	(4.61)	2.96
Distributions from net realized gains	—	—	—	(1.82)	(0.96)
Net asset value, end of period	$5.46	$5.39	$4.46	$3.66	$10.09
Total return (ii)	1.3%	20.9%	21.9%	(55.2)%	40.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,334	$63,782	$64,096	$69,142	$218,783
Ratio of gross expenses to average net assets	2.11%	2.12%	2.32%	2.04%	2.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.11%	2.12%	2.32%	2.04%	2.08%
Ratio of net investment income (loss) to average net assets	(1.61)%	(0.97)%	(1.59)%	(1.42)%	(1.43)%
Portfolio turnover rate	245.44%	195.64%	297.11%	328.95%	279.32%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$5.37	$4.44	$3.64	$10.07	$8.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.05)	(0.06)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	0.16	0.98	0.86	(4.51)	3.08
Total from investment operations	0.06	0.93	0.80	(4.61)	2.96
Distributions from net realized gains	—	—	—	(1.82)	(0.96)
Net asset value, end of period	$5.43	$5.37	$4.44	$3.64	$10.07
Total return (ii)	1.1%	20.7%	21.9%	(55.3)%	40.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,731	$33,788	$35,151	$36,582	$84,846
Ratio of gross expenses to average net assets	2.20%	2.20%	2.36%	2.05%	2.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.20%	2.20%	2.36%	2.05%	2.08%
Ratio of net investment income (loss) to average net assets	(1.71)%	(1.04)%	(1.63)%	(1.42)%	(1.43)%
Portfolio turnover rate	245.44%	195.64%	297.11%	328.95%	279.32%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$14.48	$11.57	$9.72	$18.16	$13.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.12)	(0.10)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	0.90	3.03	1.95	(8.04)	5.05
Total from investment operations	0.74	2.91	1.85	(8.18)	4.93
Distributions from net realized gains	—	—	—	(0.26)	(0.69)
Net asset value, end of period	$15.22	$14.48	$11.57	$9.72	$18.16
Total return (ii)	5.1%	25.2%	19.0%	(45.6)%	37.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$377,947	$586,359	$391,804	$299,644	$280,672
Ratio of gross expenses to average net assets	1.37%	1.32%	1.42%	1.34%	1.34%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.32%	1.42%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.90)%	(1.00)%	(0.95)%	(0.80)%
Portfolio turnover rate	64.83%	58.80%	76.25%	68.50%	64.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.50	$10.88	$9.23	$17.39	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.26)	(0.21)	(0.18)	(0.24)	(0.23)
Net realized and unrealized gain (loss) on investments	0.85	2.83	1.83	(7.66)	4.87
Total from investment operations	0.59	2.62	1.65	(7.90)	4.64
Distributions from net realized gains	—	—	—	(0.26)	(0.69)
Net asset value, end of period	$14.09	$13.50	$10.88	$9.23	$17.39
Total return (ii)	4.4%	24.1%	17.9%	(46.1)%	36.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,998	$11,650	$9,891	$8,717	$16,285
Ratio of gross expenses to average net assets	2.12%	2.16%	2.35%	2.13%	2.15%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.12%	2.16%	2.35%	2.13%	2.15%
Ratio of net investment income (loss) to average net assets	(1.73)%	(1.74)%	(1.92)%	(1.74)%	(1.58)%
Portfolio turnover rate	64.83%	58.80%	76.25%	68.50%	64.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.53	$10.90	$9.24	$17.40	$13.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.21)	(0.17)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	0.84	2.84	1.83	(7.67)	4.87
Total from investment operations	0.59	2.63	1.66	(7.90)	4.64
Distributions from net realized gains	—	—	—	(0.26)	(0.69)
Net asset value, end of period	$14.12	$13.53	$10.90	$9.24	$17.40
Total return (ii)	4.4%	24.1%	18.0%	(46.0)%	36.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$64,597	$68,916	$51,274	$40,849	$46,775
Ratio of gross expenses to average net assets	2.10%	2.13%	2.29%	2.07%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.10%	2.13%	2.29%	2.07%	2.12%
Ratio of net investment income (loss) to average net assets	(1.70)%	(1.71)%	(1.86)%	(1.68)%	(1.55)%
Portfolio turnover rate	64.83%	58.80%	76.25%	68.50%	64.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class I					Class Z
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 8/5/2007 (commencement of operations) to 10/31/2007(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$14.57	$11.63	$9.75	$18.21	$15.64	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.10)	(0.08)	(0.12)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	0.91	3.04	1.96	(8.08)	2.59	(0.51)
Total from investment operations	0.78	2.94	1.88	(8.20)	2.57	(0.58)
Distributions from net realized gains	—	—	—	(0.26)	—	—
Net asset value, end of period	$15.35	$14.57	$11.63	$9.75	$18.21	$15.28
Total return (iii)	5.4%	25.3%	19.2%	(45.6)%	16.4%	(3.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$420,089	$192,291	$148,925	$71,108	$3,007	$24,124
Ratio of gross expenses to average net assets	1.21%	1.20%	1.23%	1.24%	2.35%	1.06%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.02)%	0.00%	(1.10)%	(0.07)%
Ratio of net expenses to average net assets	1.21%	1.20%	1.21%	1.24%	1.25%	0.99%
Ratio of net investment income (loss) to average net assets	(0.79)%	(0.78)%	(0.79)%	(0.87)%	(0.94)%	(0.51)%
Portfolio turnover rate	64.83%	58.80%	76.25%	68.50%	64.72%	64.83%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.70	$5.27	$4.37	$8.02	$6.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.06)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.51	1.49	0.95	(3.58)	1.78
Total from investment operations	0.42	1.43	0.90	(3.65)	1.71
Net asset value, end of period	$7.12	$6.70	$5.27	$4.37	$8.02
Total return (ii)	6.3%	27.1%	20.6%	(45.5)%	27.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$194,799	$298,103	$282,794	$258,783	$482,318
Ratio of gross expenses to average net assets	1.43%	1.40%	1.53%	1.38%	1.41%
Ratio of expense reimbursements to average net assets	(0.01)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.42%	1.40%	1.53%	1.38%	1.41%
Ratio of net investment income (loss) to average net assets	(1.18)%	(1.07)%	(1.14)%	(1.09)%	(0.97)%
Portfolio turnover rate	67.37%	48.45%	86.89%	62.37%	73.54%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$5.95	$4.71	$3.94	$7.28	$5.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.10)	(0.08)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	0.45	1.34	0.85	(3.23)	1.62
Total from investment operations	0.32	1.24	0.77	(3.34)	1.51
Net asset value, end of period	$6.27	$5.95	$4.71	$3.94	$7.28
Total return (ii)	5.4%	26.3%	19.5%	(45.9)%	26.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,954	$22,348	$22,174	$23,783	$57,488
Ratio of gross expenses to average net assets	2.18%	2.15%	2.44%	2.13%	2.16%
Ratio of expense reimbursements to average net assets	(0.01)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.17%	2.15%	2.44%	2.13%	2.16%
Ratio of net investment income (loss) to average net assets	(1.92)%	(1.81)%	(2.04)%	(1.84)%	(1.70)%
Portfolio turnover rate	67.37%	48.45%	86.89%	62.37%	73.54%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C					Class Z
						From 12/29/2010 (commencement of
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	operations) to 10/31/2011(i)
Net asset value, beginning of period	$5.95	$4.72	$3.95	$7.29	$5.78	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.10)	(0.08)	(0.11)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	0.45	1.33	0.85	(3.23)	1.62	(0.25)
Total from investment operations	0.32	1.23	0.77	(3.34)	1.51	(0.29)
Net asset value, end of period	$6.27	$5.95	$4.72	$3.95	$7.29	$7.14
Total return (iii)	5.4%	26.1%	19.8%	(45.8)%	26.1%	(3.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,145	$23,386	$20,255	$18,798	$46,939	$26,137
Ratio of gross expenses to average net assets	2.22%	2.25%	2.41%	2.13%	2.16%	1.13%
Ratio of expense reimbursements to average net assets	(0.01)%	0.00%	0.00%	0.00%	0.00%	(0.14)%
Ratio of net expenses to average net assets	2.21%	2.25%	2.41%	2.13%	2.16%	0.99%
Ratio of net investment income (loss) to average net assets	(1.96)%	(1.91)%	(2.01)%	(1.84)%	(1.72)%	(0.72)%
Portfolio turnover rate	67.37%	48.45%	86.89%	62.37%	73.54%	67.37%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$10.23	$7.94	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.73	2.40	1.47	(3.39)
Total from investment operations	0.59	2.29	1.39	(3.45)
Net asset value, end of period	$10.82	$10.23	$7.94	$6.55
Total return (iii)	5.8%	28.8%	21.2%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,851	$8,186	$5,394	$2,266
Ratio of gross expenses to average net assets	2.29%	2.32%	2.93%	3.14%
Ratio of expense reimbursements to average net assets	(0.79)%	(0.82)%	(1.43)%	(1.64)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(1.22)%	(1.24)%	(1.10)%	1.11%
Portfolio turnover rate	66.59%	64.25%	63.94%	27.80%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$10.02	$7.84	$6.51	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.22)	(0.18)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.72	2.36	1.45	(3.40)
Total from investment operations	0.50	2.18	1.33	(3.49)
Net asset value, end of period	$10.52	$10.02	$7.84	$6.51
Total return (iii)	5.0%	27.8%	20.4%	(34.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,293	$2,304	$1,454	$895
Ratio of gross expenses to average net assets	3.04%	3.16%	3.73%	3.88%
Ratio of expense reimbursements to average net assets	(0.79)%	(0.91)%	(1.48)%	(1.63)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.97)%	(2.00)%	(1.85)%	(1.85)%
Portfolio turnover rate	66.59%	64.25%	63.94%	27.80%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I				Class Z
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.29	$7.96	$6.55	$10.00	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.09)	(0.06)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.72	2.42	1.47	(3.40)	(0.40)
Total from investment operations	0.61	2.33	1.41	(3.45)	(0.46)
Net asset value, end of period	$10.90	$10.29	$7.96	$6.55	$10.85
Total return (iii)	5.9%	29.3%	21.5%	(34.5)%	(4.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,075	$2,799	$1,737	$1,259	$1,964
Ratio of gross expenses to average net assets	2.43%	2.73%	2.84%	3.05%	37.74%
Ratio of expense reimbursements to average net assets	(1.18)%	(1.48)%	(1.59)%	(1.80)%	(36.64)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.10%
Ratio of net investment income (loss) to average net assets	(0.96)%	(0.99)%	(0.85)%	(0.83)%	(0.72)%
Portfolio turnover rate	66.59%	64.25%	63.94%	27.80%	66.59%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$17.42	$15.76	$13.65	$19.94	$18.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.10)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	2.01	1.76	2.19	(4.71)	2.72
Total from investment operations	1.92	1.66	2.11	(4.80)	2.64
Distributions from net realized gains	—	—	—	(1.49)	(0.87)
Net asset value, end of period	$19.34	$17.42	$15.76	$13.65	$19.94
Total return (ii)	11.0%	10.5%	15.5%	(26.0)%	15.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$148,445	$156,438	$166,555	$180,210	$193,165
Ratio of gross expenses to average net assets	1.35%	1.33%	1.41%	1.31%	1.35%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.35%	1.33%	1.41%	1.31%	1.35%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.58)%	(0.59)%	(0.54)%	(0.42)%
Portfolio turnover rate	63.17%	75.15%	174.56%	202.86%	183.27%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$16.21	$14.78	$12.92	$19.10	$17.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.23)	(0.20)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	1.87	1.66	2.06	(4.48)	2.61
Total from investment operations	1.64	1.43	1.86	(4.69)	2.41
Distributions from net realized gains	—	—	—	(1.49)	(0.87)
Net asset value, end of period	$17.85	$16.21	$14.78	$12.92	$19.10
Total return (ii)	10.0%	9.7%	14.4%	(26.6)%	14.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,878	$16,675	$17,039	$16,677	$22,605
Ratio of gross expenses to average net assets	2.16%	2.15%	2.29%	2.06%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.16%	2.15%	2.29%	2.06%	2.10%
Ratio of net investment income (loss) to average net assets	(1.27)%	(1.41)%	(1.48)%	(1.29)%	(1.16)%
Portfolio turnover rate	63.17%	75.15%	174.56%	202.86%	183.27%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$16.23	$14.80	$12.92	$19.09	$17.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.22)	(0.18)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	1.87	1.65	2.06	(4.47)	2.60
Total from investment operations	1.65	1.43	1.88	(4.68)	2.40
Distributions from net realized gains	—	—	—	(1.49)	(0.87)
Net asset value, end of period	$17.88	$16.23	$14.80	$12.92	$19.09
Total return (ii)	10.2%	9.7%	14.6%	(26.6)%	14.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,207	$64,825	$68,378	$70,255	$69,618
Ratio of gross expenses to average net assets	2.12%	2.12%	2.19%	2.06%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.12%	2.12%	2.19%	2.06%	2.10%
Ratio of net investment income (loss) to average net assets	(1.23)%	(1.37)%	(1.38)%	(1.30)%	(1.16)%
Portfolio turnover rate	63.17%	75.15%	174.56%	202.86%	183.27%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$21.38	$19.50	$16.97	$24.71	$21.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.32	0.42	0.37	0.35	0.29
Net realized and unrealized gain (loss) on investments	0.69	1.86	2.57	(7.76)	3.57
Total from investment operations	1.01	2.28	2.94	(7.41)	3.86
Dividends from net investment income	(0.65)	(0.40)	(0.41)	(0.33)	(0.30)
Net asset value, end of period	$21.74	$21.38	$19.50	$16.97	$24.71
Total return (ii)	4.8%	11.8%	17.9%	(30.4)%	18.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$41,446	$41,160	$35,465	$31,102	$35,789
Ratio of gross expenses to average net assets	1.43%	1.46%	1.52%	1.33%	1.33%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.09)%	(0.09)%	(0.09)%	(0.08)%
Ratio of net expenses to average net assets	1.40%	1.37%	1.43%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	1.49%	2.08%	2.14%	1.60%	1.26%
Portfolio turnover rate	119.61%	72.11%	100.18%	78.04%	139.18%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$21.08	$19.18	$16.61	$24.16	$20.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.14	0.25	0.21	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.68	1.84	2.54	(7.60)	3.50
Total from investment operations	0.82	2.09	2.75	(7.42)	3.62
Dividends from net investment income	(0.29)	(0.19)	(0.18)	(0.13)	(0.12)
Net asset value, end of period	$21.61	$21.08	$19.18	$16.61	$24.16
Total return (ii)	3.9%	10.9%	16.8%	(30.9)%	17.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,780	$10,380	$14,408	$20,762	$53,928
Ratio of gross expenses to average net assets	2.26%	2.24%	2.41%	2.07%	2.07%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.09)%	(0.09)%	(0.09)%	(0.08)%
Ratio of net expenses to average net assets	2.22%	2.15%	2.32%	1.98%	1.99%
Ratio of net investment income (loss) to average net assets	0.65%	1.26%	1.29%	0.81%	0.53%
Portfolio turnover rate	119.61%	72.11%	100.18%	78.04%	139.18%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$21.02	$19.19	$16.66	$24.26	$20.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.16	0.27	0.23	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.68	1.83	2.54	(7.63)	3.52
Total from investment operations	0.84	2.10	2.77	(7.45)	3.64
Dividends from net investment income	(0.32)	(0.27)	(0.24)	(0.15)	(0.13)
Net asset value, end of period	$21.54	$21.02	$19.19	$16.66	$24.26
Total return (ii)	4.0%	11.0%	16.9%	(30.9)%	17.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,806	$11,259	$11,316	$11,057	$17,079
Ratio of gross expenses to average net assets	2.16%	2.17%	2.32%	2.07%	2.06%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.09)%	(0.09)%	(0.09)%	(0.08)%
Ratio of net expenses to average net assets	2.13%	2.08%	2.23%	1.98%	1.98%
Ratio of net investment income (loss) to average net assets	0.75%	1.36%	1.35%	0.84%	0.53%
Portfolio turnover rate	119.61%	72.11%	100.18%	78.04%	139.18%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (formerly the Alger Balanced Fund) (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income. On January 20, 2011, the Board of Trustees approved the liquidation of the Alger Money Market Fund and Alger Convertible Fund effective February 28, 2011.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2008-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management or the Manager), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Fund	.81%	.0275%
Alger Large Cap Growth Fund	.71	.0275
Alger Mid Cap Growth Fund	.76	.0275
Alger SMid Cap Growth Fund	.81	.0275
Alger Small Cap Growth Fund	.81	.0275
Alger Growth Opportunities Fund	.85	.0275

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Advisory Fee	Administration Fee
Alger Health Sciences Fund	.81	.0275
Alger Growth & Income Fund*	.585	.0275

* From November 1, 2010 to March 31, 2011, the advisory fee rate was 0.71%.

Alger Management has established an expense cap for several share classes, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class				Fees Waived / Reimbursed for the Year Ended October 31,
	A	C	I	Z	2011
Alger Capital Appreciation Fund*	—	—	N/A	0.97%	$11,037
Alger Large Cap Growth Fund*	—	—	N/A	0.99	2,010
Alger SMid Cap Growth Fund*	—	—	—	0.99	7,401
Alger Small Cap Growth Fund*	—	—	N/A	0.99	13,968
Alger Growth Opportunities Fund*	1.50%	2.25%	1.25%	1.10	161,248

*Expense caps effective through February 28, 2012

As part of the settlement with the New York Attorney General (see Note 10—Litigation), Alger Management had agreed to reduce its advisory fee through March 31, 2011, to 0.62% for the Alger Growth & Income Fund.  For the year ended October 31, 2011, Alger Management reimbursed the Alger Growth & Income Fund $18,145.  Alger Management voluntarily reduced its advisory fee for the Alger Small Cap Growth Fund. For the year ended October 31, 2011, Alger Management voluntarily reimbursed the Small Cap Growth Fund $48,740.

(b) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2011, such excess carried forward was $20,758,616, $16,794,915, $10,878,522, $539,585, $15,277,046, $1,259,912, and $4,054,432 for Class B shares of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2011, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

	Initial Sales Charges	Contingent Deferred Sales Charges
Alger Capital Appreciation Fund	$7,664	$98,297
Alger Large Cap Growth Fund	9,599	38,855
Alger Mid Cap Growth Fund	9,351	39,695

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Initial Sales Charges	Contingent Deferred Sales Charges
Alger SMid Cap Growth Fund	965	43,869
Alger Small Cap Growth Fund	3,074	26,580
Alger Growth Opportunities Fund	407	2,080
Alger Health Sciences Fund	1,175	57,362
Alger Growth & Income Fund	4,028	15,451

(d) Brokerage Commissions: During the year ended October 31, 2011, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $959,382, $177,789, $492,506, $612,900, $270,930, $10,825, $102,197 and $41,594, respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees and Expenses: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B shares and C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services. For the year ended October 31, 2011, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred fees of $150,888, $53,937, $48,810, $137,407, $53,385, $2,540, $39,039 and $9,716, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  Fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2011, Alger Management charged back to the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $231,786, $34,234, $108,662, $361,355, $77,887, $7,737, $74,167 and $13,267, respectively, for these services, which are included in the transfer agent fees and expenses in the Statement’s of Operations.

(f) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

$3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of a Fund’s audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended October 31, 2011, Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund and Alger Small Cap Growth Fund incurred interfund loan interest expenses of $37, $268, $3,112, $163 and $5,984, respectively.  During the year ended October 31, 2011, Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger SMid Cap Growth Fund and Alger Health Sciences Fund earned interfund loan interest income of $11,927, $135, $19,584 and $15,916, respectively.

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2011, Alger Management and its affiliates owned shares in the following funds:

	Share Class
	A	B	C	I	Z
Alger Capital Appreciation Fund	131,582	—	—	—	69
Alger Large Cap Growth Fund	63,443	—	—	—	85
Alger Mid Cap Growth Fund	88,108	—	—	—	—
Alger SMid Cap Growth Fund	304,783	—	33,333	—	63
Alger Small Cap Growth Fund	167,291	—	—	—	135
Alger Growth Opportunities Fund	—	—	—	—	180,946

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the year ended October 31, 2011:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,455,881,869	$1,459,305,618
Alger Large Cap Growth Fund	208,327,655	224,079,628

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES
Alger Mid Cap Growth Fund	710,773,789	802,030,802
Alger SMid Cap Growth Fund	606,089,936	616,381,630
Alger Small Cap Growth Fund	217,110,337	335,445,947
Alger Growth Opportunities Fund	12,297,321	10,876,646
Alger Health Sciences Fund	128,781,637	188,445,263
Alger Growth & Income Fund	67,409,984	67,843,588

Written call and put options activity for the year ended October 31, 2011, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2010	1,239	$558,347
Call Options written	7,023	3,082,393
Call Options closed	3,779	2,560,674
Call Options expired	3,147	686,513
Call Options exercised	1,019	300,851
Call Options outstanding at October 31, 2011	317	$92,702

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2010	694	$320,613
Put Options written	12,426	2,644,281
Put Options closed	10,678	2,236,735
Put Options expired	460	151,572
Put Options exercised	1,086	348,001
Put Options outstanding at October 31, 2011	896	$228,586

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Health Sciences Fund
Call Options outstanding at October 31, 2010	—	$—
Call Options written	9,075	334,955
Call Options closed	437	37,375
Call Options expired	2,738	135,526
Call Options exercised	1,250	42,471
Call Options outstanding at October 31, 2011	4,650	$119,583

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Capital Appreciation Fund
Call Options outstanding at October 31, 2010	—	$—
Call Options written	1,390	268,031
Call Options closed	1,390	268,031
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at October 31, 2011	—	$—

As of October 31, 2011, Alger Mid Cap Growth Fund had portfolio securities and cash valued at $2,608,839 and Alger Health Science Fund had portfolio securities valued at $10,915,500 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2011, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$6,602	1.69%
Alger Large Cap Growth Fund	24,887	1.21
Alger Mid Cap Growth Fund	375,955	1.41
Alger SMid Cap Growth Fund	14,521	1.10
Alger Small Cap Growth Fund	535,342	1.12
Alger Growth & Income Fund	1,028	2.25

The highest amount borrowed during the year ended October 31, 2011 for each Fund was as follows:

Highest Borrowing
Alger Capital Appreciation Fund	$1,209,782
Alger Large Cap Growth Fund	1,700,000
Alger Mid Cap Growth Fund	6,800,000
Alger SMid Cap Growth Fund	2,650,000
Alger Small Cap Growth Fund	26,300,000
Alger Growth & Income Fund	169,835

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	16,082,726	$238,481,911	17,624,771	$222,549,208
Shares converted from Class B	524,158	7,805,918	748,608	9,438,178
Shares converted from Class C	93,019	1,395,993	24,530	308,266
Shares redeemed	(15,215,031)	(225,182,671)	(15,767,334)	(199,594,791)
Net increase	1,484,872	$22,501,151	2,630,575	$32,700,861
Class B:
Shares sold	272,748	$3,593,281	505,173	$5,722,227
Shares converted to Class A	(589,247)	(7,805,918)	(834,124)	(9,438,178)
Shares redeemed	(581,464)	(7,690,721)	(943,619)	(10,705,592)
Net decrease	(897,963)	$(11,903,358)	(1,272,570)	$(14,421,543)
Class C:
Shares sold	2,220,386	$29,258,098	3,159,180	$36,032,493
Shares converted to Class A	(104,395)	(1,395,993)	(27,275)	(308,266)
Shares redeemed	(2,540,509)	(33,506,295)	(2,270,957)	(25,691,042)
Net increase (decrease)	(424,518)	$(5,644,190)	860,948	$10,033,185
Class Z:
Shares sold	160,597	$2,047,975	—	$—
Shares redeemed	(1,899)	(26,526)	—	—
Net increase	158,698	$2,021,449	—	$—

Alger Large Cap Growth Fund
Class A:
Shares sold	3,513,051	$42,142,212	4,014,545	$42,288,474
Shares converted from Class B	427,013	5,041,879	1,172,975	12,294,141
Shares converted from Class C	59,285	711,320	14,055	145,376
Dividends reinvested	38,392	452,256	10,899	114,502
Shares redeemed	(3,147,105)	(37,769,578)	(2,828,593)	(29,743,313)
Net increase	890,636	$10,578,089	2,383,881	$25,099,180
Class B:
Shares sold	839,184	$9,231,245	1,296,437	$12,063,303
Shares converted to Class A	(476,780)	(5,041,879)	(1,305,897)	(12,294,141)
Shares redeemed	(2,732,504)	(28,659,865)	(640,602)	(6,049,579)
Net decrease	(2,370,100)	$(24,470,499)	(650,062)	$(6,280,417)
Class C:
Shares sold	169,489	$1,814,183	205,697	$1,928,660
Shares converted to Class A	(66,401)	(711,320)	(15,695)	(145,376)
Shares redeemed	(586,998)	(6,313,390)	(571,144)	(5,361,913)
Net decrease	(483,910)	$(5,210,527)	(381,142)	$(3,578,629)
Class Z:
Shares sold	1,758,526	$21,500,900	—	$—
Shares redeemed	(14,265)	(160,000)	—	—
Net increase	1,744,261	$21,340,900	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	3,628,954	$25,374,542	5,002,168	$29,299,085
Shares converted from Class B	1,062,431	7,278,359	1,522,280	8,930,639
Shares converted from Class C	87,519	624,870	29,297	169,625
Shares redeemed	(12,363,862)	(85,218,323)	(14,635,522)	(86,165,891)
Net decrease	(7,584,958)	$(51,940,552)	(8,081,777)	$(47,766,542)
Class B:
Shares sold	1,041,036	$6,456,738	1,262,723	$6,153,711
Shares converted to Class A	(1,263,405)	(7,278,359)	(1,796,724)	(8,930,639)
Shares redeemed	(2,748,274)	(15,950,461)	(2,017,388)	(9,978,420)
Net decrease	(2,970,643)	$(16,772,082)	(2,551,389)	$(12,755,348)
Class C:
Shares sold	412,882	$2,418,715	599,134	$2,983,067
Shares converted to Class A	(104,519)	(624,870)	(34,721)	(169,625)
Shares redeemed	(1,676,649)	(9,763,695)	(2,184,620)	(10,858,871)
Net decrease	(1,368,286)	$(7,969,850)	(1,620,207)	$(8,045,429)

Alger SMid Cap Growth Fund
Class A:
Shares sold	11,050,879	$178,109,826	17,961,233	$237,452,740
Shares converted from Class B	35,843	576,488	58,112	747,265
Shares converted from Class C	4	58	787	9,309
Shares redeemed	(26,759,270)	(447,674,257)	(11,378,855)	(149,344,463)
Net increase (decrease)	(15,672,544)	$(268,987,885)	6,641,277	$88,864,851
Class B:
Shares sold	131,498	$1,951,299	152,121	$1,901,812
Shares converted to Class A	(38,581)	(578,488)	(62,055)	(747,265)
Shares redeemed	(175,437)	(2,620,283)	(136,010)	(1,669,272)
Net decrease	(82,520)	$(1,247,472)	(45,944)	$(514,725)
Class C:
Shares sold	708,829	$10,675,161	1,369,189	$17,036,805
Shares converted to Class A	(4)	(58)	(835)	(9,309)
Shares redeemed	(1,229,711)	(18,145,315)	(977,874)	(12,103,058)
Net increase (decrease)	(520,886)	$(7,470,212)	390,480	$4,924,438
Class I:
Shares sold	21,436,362	$362,458,782	8,024,708	$107,276,321
Shares redeemed	(7,271,544)	(113,899,211)	(7,630,132)	(100,440,276)
Net increase	14,164,818	$248,559,571	394,576	$6,836,045
Class Z:
Shares sold	1,677,590	$24,322,419	—	$—
Shares redeemed	(98,776)	(1,490,666)	—	—
Net increase	1,578,814	$22,831,753	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	5,675,873	$42,629,715	11,855,205	$72,139,305
Shares converted from Class B	399,051	2,962,939	684,515	4,179,282
Shares converted from Class C	28,833	220,360	11,764	74,803
Shares redeemed	(23,223,789)	(180,631,301)	(21,696,621)	(131,673,600)
Net decrease	(17,120,032)	$(134,818,287)	(9,145,137)	$(55,280,210)
Class B:
Shares sold	303,031	$2,148,342	403,603	$2,105,289
Shares converted to Class A	(451,208)	(2,962,939)	(768,558)	(4,179,282)
Shares redeemed	(1,065,946)	(6,884,611)	(580,707)	(3,158,668)
Net decrease	(1,214,123)	$(7,699,208)	(945,662)	$(5,232,661)
Class C:
Shares sold	184,828	$1,225,762	636,563	$3,372,768
Shares converted to Class A	(32,587)	(220,360)	(13,202)	(74,803)
Shares redeemed	(1,030,316)	(6,727,911)	(983,036)	(5,340,133)
Net decrease	(878,075)	$(5,722,509)	(359,675)	$(2,042,168)
Class Z:
Shares sold	4,120,114	$32,177,441	—	$—
Shares redeemed	(461,322)	(3,438,772)	—	—
Net increase	3,658,792	$28,738,669	—	$—

Alger Growth Opportunities Fund
Class A:
Shares sold	469,328	$5,361,698	534,282	$5,013,204
Shares redeemed	(451,335)	(5,167,652)	(413,602)	(3,791,764)
Net increase	17,993	$194,046	120,680	$1,221,440
Class C:
Shares sold	76,203	$856,817	75,286	$696,278
Shares redeemed	(88,161)	(970,577)	(30,929)	(273,307)
Net increase (decrease)	(11,958)	$(113,760)	44,357	$422,971
Class I:
Shares sold	169,840	$2,105,215	89,096	$854,676
Shares redeemed	(251,591)	(2,701,618)	(35,217)	(322,312)
Net increase (decrease)	(81,751)	$(596,403)	53,879	$532,364
Class Z:
Shares sold	180,946	$1,898,200	—	$—
Net increase	180,946	$1,898,200	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,967,426	$39,229,866	1,936,294	$33,520,971
Shares converted from Class B	47,425	922,704	27,702	480,553
Shares converted from Class C	1,049	20,869	—	—
Shares redeemed	(3,318,529)	(62,892,868)	(3,555,686)	(60,636,659)
Net decrease	(1,302,629)	$(22,719,429)	(1,591,690)	$(26,635,135)
Class B:
Shares sold	19,075	$336,397	95,551	$1,577,344
Shares converted to Class A	(51,186)	(922,704)	(29,619)	(480,553)
Shares redeemed	(218,929)	(3,871,680)	(190,020)	(3,050,561)
Net decrease	(251,040)	$(4,457,987)	(124,088)	$(1,953,770)
Class C:
Shares sold	212,419	$3,855,912	450,769	$7,365,282
Shares converted to Class A	(1,130)	(20,869)	—	—
Shares redeemed	(893,594)	(15,763,094)	(1,078,523)	(17,287,188)
Net decrease	(682,305)	$(11,928,051)	(627,754)	$(9,921,906)

Alger Growth & Income Fund
Class A:
Shares sold	295,362	$6,352,168	340,329	$6,963,543
Shares converted from Class B	113,625	2,466,653	184,828	3,732,800
Shares converted from Class C	14,445	314,602	2,897	59,227
Dividends reinvested	41,061	875,494	26,221	523,904
Shares redeemed	(483,476)	(10,485,751)	(447,072)	(9,067,679)
Net increase (decrease)	(18,983)	$(476,834)	107,203	$2,211,795
Class B:
Shares sold	43,297	$933,898	64,735	$1,301,373
Shares converted to Class A	(114,594)	(2,466,653)	(186,892)	(3,732,800)
Dividends reinvested	5,559	117,856	5,720	113,324
Shares redeemed	(112,937)	(2,442,793)	(142,247)	(2,851,742)
Net decrease	(178,675)	$(3,857,692)	(258,684)	$(5,169,845)
Class C:
Shares sold	79,071	$1,678,166	88,892	$1,759,848
Shares converted to Class A	(14,620)	(314,602)	(2,936)	(59,227)
Dividends reinvested	5,674	119,774	6,108	120,748
Shares redeemed	(150,516)	(3,210,485)	(146,127)	(2,946,175)
Net decrease	(80,391)	$(1,727,147)	(54,063)	$(1,124,806)

During the year ended October 31, 2010, shares redeemed for the Alger SMid Cap Growth Fund included a redemption-in-kind of 4,184,110 Class I shares valued at $54,811,845.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED October 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Capital Appreciation Fund	$27,195	$14,322
Alger Large Cap Growth Fund	11,828	7,112
Alger Mid Cap Growth Fund	9,500	1,394
Alger SMid Cap Growth Fund	22,960	18,150
Alger Small Cap Growth Fund	6,898	13,675
Alger Growth Opportunities Fund	292	1,133
Alger Health Sciences Fund	3,521	1,017
Alger Growth & Income Fund	2,923	2,055

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2011 and the year ended October 31, 2010 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$616,203	$146,931
Distribution in excess of Ordinary Income	84,767	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$700,970	$146,931

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	$1,494,168	$1,000,163
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$1,494,168	$1,000,163

As of October 31, 2011 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(79,383,620)
Net unrealized appreciation	20,421,535
Total accumulated losses	$(58,962,085)

Alger Large Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(83,276,011)
Temporary differences	—
Net unrealized appreciation	17,251,151
Total accumulated losses	$(66,024,860)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(113,664,232)
Net unrealized depreciation	(23,841,526)
Total accumulated losses	$(137,505,758)

Alger SMid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(18,908,868)
Net unrealized appreciation	87,839,931
Total accumulated gains	$68,931,063

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(17,599,768)
Net unrealized appreciation	19,880,315
Total accumulated gains	$2,280,547

Alger Growth Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	1,090,516
Net accumulated earnings	1,090,516
Capital loss carryforwards	—
Net unrealized appreciation	1,815,573
Total accumulated gains	$2,906,089

Alger Health Sciences Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(1,041,592)
Net unrealized appreciation	17,615,802
Total accumulated gains	$16,574,210

Alger Growth & Income Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(9,012,757)
Net unrealized appreciation	465,068
Total accumulated losses	$(8,547,689)

At October 31, 2011, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Expiration Dates	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
2016	$1,379,358	$14,116,395	$8,177,337	—
2017	78,004,262	69,159,616	105,486,895	$18,908,868
Total	79,383,620	83,276,011	113,664,232	18,908,868

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
2017	$17,599,768	—	$1,041,592	$9,012,757
Total	17,599,768	—	1,041,592	9,012,757

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2011:

Alger Capital Appreciation Fund
Accumulated Undistributed Net Investment Income	$2,829,486
Accumulated Net Realized Gain	$492,088
Paid-in Capital	$(3,321,574)

Alger Large Cap Growth Fund
Accumulated Undistributed Net Investment Income	$503,554
Accumulated Net Realized Gain	$161,794
Paid-in Capital	$(665,348)

Alger Mid Cap Growth Fund
Accumulated Undistributed Net Investment Income	$3,324,811
Accumulated Net Realized Loss	$(14,009)
Paid-in Capital	$(3,310,802)

Alger SMid Cap Growth Fund
Accumulated Undistributed Net Investment Income	$9,455,000
Accumulated Net Realized Gain	$257,132
Paid-in Capital	$(9,712,132)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Fund
Accumulated Undistributed Net Investment Income	$4,082,225
Accumulated Net Realized Loss	$(34,197)
Paid-in Capital	$(4,048,028)

Alger Growth Opportunities Fund
Accumulated Undistributed Net Investment Income	$216,059
Accumulated Net Realized Gain	$3,721
Paid-in Capital	$(219,780)

Alger Health Sciences Fund
Accumulated Undistributed Net Investment Income	$1,707,739
Accumulated Net Realized Gain	$22,120
Paid-in Capital	$(1,729,859)

Alger Growth & Income Fund
Accumulated Undistributed Net Investment Income	$31,530
Accumulated Net Realized Loss	$(13,847)
Paid-in Capital	$(17,683)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$133,139,521	$133,139,521	—	—
Consumer Staples	83,200,784	83,200,784	—	—
Energy	92,834,596	92,834,596	—	—
Financials	26,419,328	26,419,328	—	—
Health Care	116,511,000	116,511,000	—	—
Industrials	114,541,664	114,541,664	—	—
Information Technology	259,723,914	259,723,914	—	—
Materials	41,980,813	41,980,813	—	—
Telecommunication Services	17,797,128	17,797,128	—	—
TOTAL COMMON STOCKS	$886,148,748	$886,148,748	—	—
CONVERTIBLE CORPORATE BONDS
Materials	$777,000	—	$777,000	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,777,425	—	—	$2,777,425
TOTAL INVESTMENTS IN SECURITIES	$889,703,173	$886,148,748	$777,000	$2,777,425

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$32,609,162	$32,609,162	—	—
Consumer Staples	32,899,890	32,899,890	—	—
Energy	33,689,761	33,689,761	—	—
Financials	15,375,198	15,375,198	—	—
Health Care	25,859,094	25,859,094	—	—
Industrials	40,256,563	40,256,563	—	—
Information Technology	100,524,306	100,524,306	—	—
Materials	17,381,866	17,381,866	—	—
Telecommunication Services	2,964,380	2,964,380	—	—
TOTAL COMMON STOCKS	$301,560,220	$301,560,220	—	—
TOTAL INVESTMENTS IN SECURITIES	$301,560,220	$301,560,220	—	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$44,171,741	$39,513,736	$4,658,005	—
Consumer Staples	5,454,467	5,454,467	—	—
Energy	24,726,770	24,726,770	—	—
Financials	12,294,728	12,294,728	—	—
Health Care	30,446,561	30,446,561	—	—
Industrials	35,238,848	35,238,848	—	—
Information Technology	53,316,030	53,316,030	—	—
Materials	17,628,002	15,666,093	1,961,909	—
TOTAL COMMON STOCKS	$223,277,147	$216,657,233	$6,619,914	—
CONVERTIBLE PREFERRED STOCK
Health Care	$4,026,600	—	—	$4,026,600
PURCHASED OPTIONS
Energy	$33,536	$33,536	—	—
Financials	$819,121	$819,121	—	—
TOTAL PURCHASED OPTIONS	$852,657	$852,657	—	—
TOTAL INVESTMENTS IN SECURITIES	$228,156,404	$217,509,890	$6,619,914	$4,026,600
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$301,264	$93,344	$207,920	—
Financials	$85,920	$85,920	—	—
Industrials	8,480	8,480	—	—
TOTAL SECURITIES SOLD SHORT	$395,664	$187,744	$207,920	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$130,186,136	$130,186,136	—	—
Consumer Staples	31,214,343	31,214,343	—	—
Energy	60,426,021	60,426,021	—	—
Financials	52,099,675	52,099,675	—	—
Health Care	127,223,310	127,223,310	—	—
Industrials	176,300,891	176,300,891	—	—
Information Technology	216,230,087	216,230,087	—	—
Materials	53,141,912	53,141,912	—	—
Telecommunication Services	10,522,363	10,522,363	—	—
Utilities	9,859,042	9,859,042	—	—
TOTAL COMMON STOCKS	$867,203,780	$867,203,780	—	—
TOTAL INVESTMENTS IN SECURITIES	$867,203,780	$867,203,780	—	—

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$41,382,389	$41,382,389	—	—
Consumer Staples	7,216,881	7,216,881	—	—
Energy	19,979,728	19,979,728	—	—
Financials	14,295,508	14,295,508	—	—
Health Care	45,334,607	45,334,607	—	—
Industrials	43,817,185	43,817,185	—	—
Information Technology	62,279,195	62,279,195	—	—
Materials	11,991,778	11,991,778	—	—
Telecommunication Services	1,338,570	1,338,570	—	—
Utilities	2,812,716	2,812,716	—	—
TOTAL COMMON STOCKS	$250,448,557	$250,448,557	—	—
TOTAL INVESTMENTS IN SECURITIES	$250,448,557	$250,448,557	—	—

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,860,188	$2,860,188	—	—
Consumer Staples	553,913	553,913	—	—
Energy	1,243,500	1,243,500	—	—
Financials	883,594	883,594	—	—
Health Care	1,960,237	1,960,237	—	—
Industrials	2,515,624	2,515,624	—	—
Information Technology	3,848,929	3,848,929	—	—
Materials	685,732	685,732	—	—
Telecommunication Services	187,974	187,974	—	—
Utilities	172,252	172,252	—	—
TOTAL COMMON STOCKS	$14,911,943	$14,911,943	—	—
TOTAL INVESTMENTS IN SECURITIES	$14,911,943	$14,911,943	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	$8,388,930	$8,388,930	—	—
Health Care	172,699,343	165,702,181	6,997,162	—
TOTAL COMMON STOCKS	$181,088,273	$174,091,111	$6,997,162	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE PREFERRED STOCK
Health Care	$3,150,434	—	—	$3,150,434
PURCHASED OPTIONS
Health Care	$252,500	$252,500	—	—
TOTAL INVESTMENTS IN SECURITIES	$184,491,207	$174,343,611	$6,997,162	$3,150,434
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Consumer Staples	$39,100	$39,100	—	—
Health Care	$14,000	$14,000	—	—
TOTAL SECURITIES SOLD SHORT	$53,100	$53,100	—	—

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$5,004,415	$5,004,415	—	—
Consumer Staples	7,858,534	7,858,534	—	—
Energy	7,494,477	7,494,477	—	—
Financials	6,800,978	6,800,978	—	—
Health Care	5,149,369	5,149,369	—	—
Industrials	5,932,527	5,932,527	—	—
Information Technology	10,503,138	10,503,138	—	—
Materials	3,262,990	3,262,990	—	—
Telecommunication Services	2,012,669	2,012,669	—	—
Utilities	1,487,367	1,487,367	—	—
TOTAL COMMON STOCKS	$55,506,464	$55,506,464	—	—
TOTAL INVESTMENTS IN SECURITIES	$55,506,464	$55,506,464	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	2,777,425
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	2,777,425
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$2,160,002
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,866,598
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	4,026,600
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$1,866,598

Alger Health Sciences Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$1,689,998
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,460,436
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	3,150,434
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$1,460,436

For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2011, options were used in accordance with these objectives.

The fair values of derivative instruments as of October 31, 2011 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2011		LIABILITY DERIVATIVES 2011
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$835,249	—	—
Purchased Call Options	Investments in Securities, at value	17,408	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$184,864
Written Call Options	—	—	Written Options Outstanding, at value	210,800
Total		$852,657		$395,664

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund

	ASSET DERIVATIVES 2011		LIABILITY DERIVATIVES 2011
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$252,500	—	—
Written Call Options	—	—	Written Options Outstanding, at value	$53,100
Total	—	$252,500		$53,100

For the year ended October 31, 2011, the Alger Mid Cap Growth Fund had option purchases of $9,776,584 and option sales of $8,172,693, the Alger Health Sciences Fund had option purchases of $1,603,115 and option sales of $1,607,695, and the Alger Capital Appreciation Fund had option purchases of $190,536 and option sales of $268,031.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 is as follows:

Net realized gain on investments and options

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(2,113,236)
Written Options	1,573,773
Total	$(539,463)

Alger Capital Appreciation Fund

Derivatives not accounted for as hedging instruments	Options
Written Options	$77,495
Total	$77,495

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments
Purchased Options	$(23,338)
Written Options	190,891
Total	$167,553

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$(625,030)
Written Options	331,132
Total	$(293,898)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$(30,056)
Written Options	66,483
Total	$36,427

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converges fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2011.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund (formerly Alger Balanced Fund) (the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose report dated December 16, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2011

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2011 and ending October 31, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Six Months Ended October 31, 2011 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2011(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$908.19	$6.29	1.31%
	Hypothetical(c)	1,000.00	1,018.61	6.65	1.31
Class B	Actual	1,000.00	903.77	10.32	2.15
	Hypothetical(c)	1,000.00	1,014.37	10.92	2.15
Class C	Actual	1,000.00	904.03	10.03	2.09
	Hypothetical(c)	1,000.00	1,014.67	10.62	2.09
Class Z	Actual	1,000.00	909.54	4.70	0.98
	Hypothetical(c)	1,000.00	1,020.29	4.97	0.98

Alger Large Cap Growth Fund
Class A	Actual	$1,000.00	$932.65	$6.86	1.41%
	Hypothetical(c)	1,000.00	1,018.11	7.16	1.41
Class B	Actual	1,000.00	930.07	9.54	1.96
	Hypothetical(c)	1,000.00	1,015.32	9.96	1.96
Class C	Actual	1,000.00	929.01	10.17	2.09
	Hypothetical(c)	1,000.00	1,014.66	10.63	2.09
Class Z	Actual	1,000.00	934.27	4.85	0.99
	Hypothetical(c)	1,000.00	1,020.20	5.06	0.99

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$830.36	$6.37	1.38%
	Hypothetical(c)	1,000.00	1,018.24	7.02	1.38
Class B	Actual	1,000.00	828.53	9.71	2.11
	Hypothetical(c)	1,000.00	1,014.58	10.70	2.11
Class C	Actual	1,000.00	827.74	10.15	2.20
	Hypothetical(c)	1,000.00	1,014.10	11.18	2.20

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$843.68	$6.36	1.37%
	Hypothetical(c)	1,000.00	1,018.31	6.96	1.37
Class B	Actual	1,000.00	840.69	9.84	2.12
	Hypothetical(c)	1,000.00	1,014.51	10.77	2.12
Class C	Actual	1,000.00	840.98	9.74	2.10
	Hypothetical(c)	1,000.00	1,014.62	10.66	2.10
Class I	Actual	1,000.00	844.80	5.62	1.21
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21
Class Z	Actual	1,000.00	846.07	4.63	1.00
	Hypothetical(c)	1,000.00	1,020.19	5.07	1.00

		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Six Months Ended October 31, 2011 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2011(b)
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$839.62	$6.59	1.42%
	Hypothetical(c)	1,000.00	1,018.04	7.23	1.42
Class B	Actual	1,000.00	837.12	10.03	2.17
	Hypothetical(c)	1,000.00	1,014.29	10.99	2.17
Class C	Actual	1,000.00	837.12	10.21	2.21
	Hypothetical(c)	1,000.00	1,014.09	11.20	2.21
Class Z	Actual	1,000.00	841.98	4.62	1.00
	Hypothetical(c)	1,000.00	1,020.19	5.07	1.00

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$840.06	$6.96	1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	836.91	10.42	2.25
	Hypothetical(c)	1,000.00	1,013.86	11.42	2.25
Class I	Actual	1,000.00	840.40	5.80	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class Z	Actual	1,000.00	841.09	5.13	1.11
	Hypothetical(c)	1,000.00	1,019.63	5.63	1.11

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$919.64	$6.52	1.35%
	Hypothetical(c)	1,000.00	1,018.41	6.85	1.35
Class B	Actual	1,000.00	915.85	10.44	2.16
	Hypothetical(c)	1,000.00	1,014.31	10.97	2.16
Class C	Actual	1,000.00	915.98	10.22	2.12
	Hypothetical(c)	1,000.00	1,014.54	10.75	2.12

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$956.48	$6.90	1.40%
	Hypothetical(c)	1,000.00	1,018.16	7.11	1.40
Class B	Actual	1,000.00	951.98	10.94	2.22
	Hypothetical(c)	1,000.00	1,013.99	11.29	2.22
Class C	Actual	1,000.00	952.68	10.49	2.13
	Hypothetical(c)	1,000.00	1,014.46	10.83	2.13

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2011, 69.85% and 100% of the Alger Growth & Income Fund and Alger Large Cap Growth Fund’s ordinary dividend, respectively, qualified for the dividends received deduction for corporations.  For the year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 71.97% and 100% of the Alger Growth & Income Fund and Alger Large Cap Growth Fund’s ordinary dividend, respectively, may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2012.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (50)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (58)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (66)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (77)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (79)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (49)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (74)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (49) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Hal Liebes (47) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources	2005	N/A

Lisa A. Moss (46) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Joseph P. Graham (27) Assistant Secretary	Employed by Alger Management since 2011. Formerly, full-time student.	2011	N/A

Michael D. Martins (46) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (56) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (50) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (58) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006..	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2011, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer, having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns (other than those of the Growth & Income Fund, which had been operating with a new objective and strategy only since April 2011) for the year-to-date (at 6/30/11), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/11, and compared them with benchmark and peer-group data for the same periods. They noted that the performance for the year to date of the Health Sciences Fund had surpassed its benchmark and peer group, as had that of the Smid Cap (Class I) and Capital Appreciation Funds against their peers; however, performance year-to-date had otherwise fallen short of benchmarks and peers, although certain Funds had shown improvement during that period against their peers (Large Cap, Growth Opportunities) or their benchmarks (Capital Appreciation, Small Cap). Performance results for the longer (1-, 3- and 5- year) periods, to the extent available, were generally consistent with the near-term data, except that the Small Cap Fund showed superior longer-term results against its peers. Representatives of Alger Management discussed with the Trustees measures that the firm was in the process of instituting to improve the performance of the Funds that had consistently fallen short of their peers and benchmarks.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2011.  In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fees of all but one of the Funds were below or, in the case of the Mid Cap Fund, close to the median for the applicable FUSE reference group, with only the fee for the Capital Appreciation Fund exceeding that of the applicable reference group. All of the Funds’ expense ratios, except those of the Small Cap and Health Sciences Funds, generally exceeded their peer medians with isolated exceptions for specific share classes. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by two other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser and separately managed accounts. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of Alger Management and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with one or more of the Funds.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2011, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations.  At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Funds’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011

3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFAR

ITEM 2.  CODE OF ETHICS.

(a)          The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto with respect to the reporting requirements for violations of the code of ethics.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2011	$206,875
October 31, 2010	$243,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2011	$57,912
October 31, 2010	$67,032

d) All Other Fees:

October 31, 2011	$9,200
October 31, 2010	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2011	$183,344 and €70,575
October 31, 2010	$189,420 and €73,916

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: December 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: December 14, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 14, 2011